UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE

2014 ANNUAL GENERAL MEETING

AND PROXY STATEMENT

DEAR FELLOW SHAREHOLDER:

On behalf of the Enstar Group Limited Board of Directors, I am pleased to invite you to attend Enstar Group Limited’s 2014 Annual General Meeting of Shareholders on June 10, 2014 at 9:00 a.m. Atlantic time. This year the meeting will be held at our Company headquarters at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda. You can contact us at +1 (441) 292-3645 for directions.

A notice of the annual general meeting and the proxy statement follow. We have also included our Annual Report on Form 10-K for your information.

Your vote is very important. We urge you to vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail.

I look forward to seeing you at the 2014 Annual General Meeting, and I thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2014

This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2013 are available at http://www.enstargroup.com/financials.cfm by clicking on “Annual General Meeting Materials.”

ENSTAR GROUP LIMITED

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

JUNE 10, 2014

To the shareholders of Enstar Group Limited:

Notice is hereby given that the 2014 Annual General Meeting of Shareholders of Enstar Group Limited (the “Company”) will be held on Tuesday, June 10, 2014 at 9:00 a.m. Atlantic time at our Company headquarters, located at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton Bermuda, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one Class II Director nominated by our Board of Directors to hold office until 2017.

2.

To amend the Company’s bye-laws to create an additional series of non-voting common shares, a portion of which will be issued to affiliates of First Reserve in place of the non-voting preferred shares that were issued at the closing of the Torus acquisition.

3.	To hold an advisory vote to approve executive compensation.

4.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2014 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

5.	To act on the election of directors for our subsidiaries.

Only holders of record of our voting ordinary shares at the close of business on April 17, 2014 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto

Corporate Secretary

Hamilton, Bermuda

April 29, 2014

Enstar Group Limited	2014 Proxy Statement

PROXY STATEMENT SUMMARY

To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2013.

Annual General Meeting of Shareholders Information

Date and Time June 10, 2014 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date April 17, 2014	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 13 on page 4 for voting instructions.

Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Director: JamesD. Carey	FOR the Director Nominee	Page 8 (Nominee Biography) Page 52 (Proposal No. 1)
2. Amend Bye-laws to Create Additional Series of Non-Voting Common Shares	FOR	Page 2 (Questions and Answers) Page 53 (Proposal No. 2)
3. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 30 (Compensation Discussion and Analysis) Page 42 (Summary Compensation Table) Page 55 (Proposal No. 3)
4. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2014	FOR	Page 56 (Proposal No. 4) Page 57 (Audit and Non-Audit Fees Table)
5. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 59 (Proposal No. 5) Page 65 (Nominee Biographies)

Board Composition

The following describes our current Board composition, current committee assignments of each of our directors, and the number of meetings held in 2013.

Director	Primary Occupation	Board of Directors	Compensation Committee	Nominating and Governance Committee	Investment Committee	Audit Committee
Robert J. Campbell*	Partner, Beck Mack and Oliver	Chair	✓	✓	Chair	Chair
Charles T. Akre, Jr.*	Managing Member and CEO, Akre Capital Management	✓	✓	Chair	✓	✓
T. Whit Armstrong*	Retired CEO and Chairman, The Citizens Bank (Enterprise, AL)	✓	✓	✓		✓
James D. Carey	Senior Principal, Stone Point Capital	✓			✓
Kenneth J. LeStrange*	Retired Chairman, President and CEO, Endurance Specialty Holdings Ltd.	✓	Chair	✓		✓
Kenneth W. Moore*	Managing Director, First Reserve Corp.	✓			✓	✓
Paul J. O’Shea	EVP and Joint COO, Enstar Group Limited	✓
Sumit Rajpal*	Managing Director, Goldman Sachs & Co.	✓			✓
Dominic F. Silvester	CEO, Enstar Group Limited	✓
2013 Meetings		6	3	2	4	5

*Independent Director

Enstar Group Limited	i	2014 Proxy Statement

Corporate Governance

Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interest of the Company and our shareholders. Highlights of these practices are listed below.

An independent director serves as Chairman of the Board	Maintain separate roles for the Chairman and the CEO
For 2013, five of eight directors serving were independent	Align pay and performance in executive officer compensation
Hold executive sessions of independent directors	Majority voting standard in uncontested elections
Hold annual shareholder advisory votes on executive officer compensation	Prohibit hedging transactions with respect to Enstar securities (applicable to directors and all employees)
Executive officer change of control payments are “double trigger”	Perform robust risk assessment of compensation programs
Promote a strong Code of Conduct that requires all employees and directors to adhere to high ethical standards	Maintain entirely independent Audit, Compensation, and Nominating and Governance Committees
Board and Committee oversight of Enterprise Risk Management programs and processes	No tax gross-ups on change of control
Conduct annual Board and Committee Self-Evaluations	Subsidiary boards maintain strong governance programs

Business Highlights

Enstar delivered excellent financial and operational results in 2013 and completed several key acquisitions as our business evolved. Select highlights include:

We increased our fully diluted net book value per share by 12.8% to an all-time high of $105.20 – this is a compound annual growth rate of 18.6% since we became a public company in 2007.
Our net earnings were $208.6 million, an increase of 24.2% from 2012, and our highest annual total net earnings since becoming a public company.

Enstar Group Limited	ii	2014 Proxy Statement

We grew our business significantly through our acquisitions of SeaBright Holdings, Inc., the Pavonia closed-life businesses, and active underwriting companies Atrium Underwriting Group and Arden Reinsurance Company Ltd.

This 2013 acquisition activity drove a $1.83 billion (or 50%) increase in our total combined non-life and life reserves from December 31, 2012.

Executive Compensation

Philosophy: We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Induce performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success

Performance-Based Compensation: Our annual incentive plan is funded based on enterprise-wide net after-tax profits, which we believe reflects and promotes our primary corporate objective of increasing our net book value per share over the long term.

➢      Executive incentive award payments are determined after the performance year by our Compensation Committee based on an evaluation of individual performance and contribution to operating results as well as advancement of our long-term strategic objectives.

➢ Decisions are subjective and not based on mandated, pre-established pay-out formulas, which we believe provides necessary flexibility for compensation in line with our program objectives.

Key Decisions for 2013 Performance Year: Reflecting our very strong results, acquisition achievements and execution of our strategies to position us for future growth and success, our Compensation Committee made the following key decisions:

Incentive Bonuses Following two straight years of no increases to incentive bonuses, the CEO bonus increased by 26.5% and the average NEO bonuses increased by 27.5%.	Base Salaries Base salaries, which had remained flat in 2011, 2012, and 2013, increased by 3.0% for 2014.	Bonus Pool The Committee, in accordance with the CEO’s recommendation, reduced the size of the overall bonus pool from 15% of net after-tax profits to 13.3% (a $4.0 million reduction).

Summary Compensation Table: See page 42 for detailed information regarding our executive compensation over the last three years.

Bye-law Amendment

We are proposing that our shareholders approve the creation of a new series of non-voting common shares, a portion of which will be issued to First Reserve in place of the non-voting preferred shares issued to First Reserve on April 1, 2014 in connection with closing the Torus acquisition. See pages 2 and 53 for more information.

Enstar Group Limited	iii	2014 Proxy Statement

ENSTAR GROUP LIMITED

Windsor Place, 3rd Floor

22 Queen Street

Hamilton, HM JX, Bermuda

PROXY STATEMENT

FOR

2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the 2014 Annual General Meeting of Shareholders of the Company to be held on Tuesday, June 10, 2014 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on April 29, 2014. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.

We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2013 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?

Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect one Class II Director nominated by our Board of Directors to hold office until 2017.

2.

To amend the Company’s bye-laws to create an additional series of non-voting common shares, a portion of which will be issued to affiliates of First Reserve in place of the non-voting preferred shares that were issued at the closing of the Torus acquisition.

3.	To hold an advisory vote to approve executive compensation.

Enstar Group Limited	1	2014 Proxy Statement

4.

To ratify the appointment of KPMG Audit Limited (“KPMG”) as our independent registered public accounting firm for 2014 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

5.	To act on the election of directors for our subsidiaries.

6.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

5.	What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

1.	“FOR” the nominee to serve on our Board (Proposal No. 1).

2.

“FOR” the amendment to the Company’s bye-laws to create an additional series of non-voting common shares, a portion of which will be issued to affiliates of First Reserve in place of the non-voting preferred shares that were issued at the closing of the Torus acquisition (Proposal No. 2).

3.	“FOR” advisory approval of the resolution on our executive compensation (Proposal No. 3).

4.

“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2014 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 4).

5.	“FOR” each of the subsidiary director nominees (Proposal No. 5).

6.	Why is the Company seeking approval to amend its bye-laws to create an additional series of non-voting common shares?

On April 1, 2014, we closed the amalgamation (the “Amalgamation”) of Torus Insurance Holdings Limited (“Torus”) and Veranda Holdings Ltd (“Veranda”), an entity in which we own an indirect 60% interest. Trident V, L.P. and certain of its affiliated funds own an indirect 40% interest in Veranda.

At closing, we contributed cash of $41.6 million towards the purchase price and $3.6 million towards related transaction expenses, as well as 1,898,326 voting ordinary shares and 714,015 shares of Series B Convertible Participating Non-Voting Perpetual Preferred Stock (the “Non-Voting Preferred Shares”). Based on a price of $136.31 per share, our contribution of cash and shares to the purchase price totaled $397.7 million in the aggregate. Trident contributed cash of $258.4 million towards the purchase price and $2.4 million towards related transaction expenses.

In the transaction, Torus shareholders FR XI Offshore AIV, L.P., First Reserve Fund XII, L.P., FR XII A Parallel Vehicle L.P. and FR Torus Co-Investment, L.P. (collectively, “First Reserve”) received 1,501,211 voting ordinary shares, 714,015 Non-Voting Preferred Shares and cash consideration in the transaction. Corsair Specialty Investors, L.P. (“Corsair”) received 397,115 voting ordinary shares and cash consideration in the transaction. The remaining Torus shareholders received all cash. As a result of the Amalgamation, First Reserve acquired approximately 9.5% and 11.5%, respectively, of our voting ordinary shares and outstanding share capital.

We have the right to cause First Reserve’s Non-Voting Preferred Shares to convert to non-voting convertible common shares having rights substantially the same as the Company’s existing Series D non-voting convertible common shares. The conversion would be on a one-to-one basis.

Enstar Group Limited	2	2014 Proxy Statement

We believe it is in the best interests of the Company and our shareholders to have non-voting convertible common shares outstanding rather than the Non-Voting Preferred Shares in order to maintain a simpler capital structure for the Company and to avoid there being outstanding a class of equity that is preferential to our voting ordinary shares. Our bye-laws do not currently permit the issuance of non-voting convertible common shares having the terms negotiated with First Reserve, but we were able to issue Non-Voting Preferred Shares having those terms, which we did at closing on April 1, 2014. Therefore, we structured the necessary portion of the Amalgamation consideration in the form of Non-Voting Preferred Shares until we could obtain shareholder approval to create and issue an additional series of non-voting convertible common shares.

In addition, the proposed amendment would cause all other Non-Voting Common Shares authorized under our bye-laws that are not classified as Series A, B, C or D Non-Voting Common Shares to be classified as Series E Non-Voting Common Shares. This will give us the ability to issue additional Series E Non-Voting Common Shares in the future, which may be desirable if a proposed recipient of shares sought to hold non-voting shares instead of voting shares for insurance regulatory, tax, or other business reasons. We do not have a present intention to issue any Series E Non-Voting Common Shares other than the shares being issued to First Reserve.

We are now seeking your approval of the proposed bye-law amendment, which is described in Proposal No. 2 on page 53.

7.	Will the issuance of non-voting common shares dilute my percentage ownership of the Company?

No. If the bye-law amendment is approved, First Reserve’s Non-Voting Preferred Shares will convert into non-voting convertible common shares on a one-to-one basis, with no dilutive changes to outstanding share capital.

8.	What will happen if Proposal No. 2 is not approved?

If our shareholders do not approve the amendment to our bye-laws to create the additional series of non-voting convertible common shares, then we will not be able to issue non-voting convertible common shares to First Reserve. In that case, First Reserve would keep its Non-Voting Preferred Shares, and there would be no change to our existing capital structure (i.e., there would continue to be outstanding a class of equity that is preferential to our voting ordinary shares).

9.	How can I get electronic access to the proxy materials?

The Notice includes instructions regarding how to:

•	View on the internet our proxy materials for the Annual General Meeting; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website at http://www.enstargroup.com/financials.cfm by clicking on “Annual General Meeting Materials.”

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Enstar Group Limited	3	2014 Proxy Statement

10.	Who may vote at the Annual General Meeting?

Only holders of record of our voting ordinary shares as of the close of business on April 17, 2014 (the “record date”) are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares or Non-Voting Preferred Shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term “ordinary shares” does not include our non-voting convertible common shares or our Non-Voting Preferred Shares. As of the record date, there are 15,802,738 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares represent 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

11.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

12.	What do I do if I received more than one Notice or proxy card?

If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

13.	How do I vote?

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Enstar Group Limited	4	2014 Proxy Statement

BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via internet or mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

14.	What is the voting deadline if voting by internet or telephone?

If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on June 9, 2014.

15.	How can I attend the Annual Meeting?

You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 17, 2014 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

16.	What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

Enstar Group Limited	5	2014 Proxy Statement

17.	How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in “What are the Board’s voting recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2014, but not on any other matters being considered at the meeting.

18.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes

1.	Election of Director	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome

2.	Bye-law Amendment to Create Additional Series of Non-Voting Common Shares	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome

3.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome

4.	Ratification of the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2014 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome

5.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome

Enstar Group Limited	6	2014 Proxy Statement

19.	Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 9, 2014 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary a written notice of revocation prior to the Annual General Meeting.

20.	Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

Enstar Group Limited	7	2014 Proxy Statement

CORPORATE GOVERNANCE

Board of Directors

Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class II directors expires at this year’s Annual General Meeting; the term of office for each of our Class III directors expires at our annual general meeting in 2015; and the term of office for each of our Class I directors expires at our annual general meeting in 2016. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

T. Whit Armstrong and Charles T. Akre, Jr. currently serve as Class II directors, but have decided not to stand for re-election to new three-year terms, and instead will step down from their positions effective at the Annual General Meeting on June 10, 2014. We thank Messrs. Armstrong and Akre for their years of dedicated service and their many contributions.

The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Several of our current directors have served as directors of the Company for a number of years, and during this time, we have experienced significant growth and success. Our newer directors each have backgrounds that are highly complementary to our growing Company, and each has made significant contributions in their time served. Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.

Nominee

JAMES D. CAREY
Director Since: 2013 Age: 47 Class: II Enstar Committees: Investment

Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital since 1997. He previously served as a director of the Company from 2001 until January 31, 2007.

Certain Other Directorships: Mr. Carey currently serves on certain boards of the portfolio companies of the Trident Funds, including Asset Allocation and Management Company, L.L.C., Citco III Limited, Eagle Point Credit Management LLC, Sedgwick Claims Management Services, Inc., Pierpont Securities Holdings LLC and Privilege Underwriters Inc. He previously served as non-executive chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited, Cunningham Lindsay Group Limited and Lockton International Holdings Limited. Mr. Carey also serves as a director of Torus and the holding companies that we and Trident established in connection with the Atrium/Arden and Torus co-investment transactions.

Skills and Qualifications: Having worked in the private equity business for the past 17 years, Mr. Carey brings an extensive background and expertise in the insurance and financial services industries, making him a valuable asset to our Board. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee. We also value his experience serving on boards of directors of a number of companies in the industry, as well as his prior years of dedicated service on our Board.

Enstar Group Limited	8	2014 Proxy Statement

Continuing Directors

ROBERT J. CAMPBELL
Director Since: 2007 Age: 65 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance

Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Since 1999, Mr. Campbell has also served as a director of Camden National Corporation, a publicly traded company, and as a member of its audit committee and chair of its capital committee. He is also a director of Boulevard Acquisition Corp., a newly organized blank check company that completed its initial public offering in February 2014.

Skills and Qualifications: Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. In his over two years as Chairman, Mr. Campbell has spent considerable time and energy gaining in-depth knowledge of our business, which is significant to the leadership and function of our Board.

KENNETH J. LESTRANGE
Director Since: 2012 Age: 56 Class: III Enstar Committees: Audit, Compensation (Chair), Nominating and Governance

Biographical Information: Ken LeStrange founded Endurance Specialty Holdings Ltd., a Bermuda-based specialty provider of property and casualty insurance and reinsurance, in 2001. He served as its Chairman of the Board, President and Chief Executive Officer from 2001 to 2010, and as Chairman of the Board until March 2011.

Certain Other Directorships: Mr. LeStrange currently serves as a director and audit committee chairman of Maxum Specialty Insurance Group.

Skills and Qualifications: During his 35 years in the insurance and reinsurance industry, Mr. LeStrange has gained extensive industry knowledge and experience in virtually every facet of the property and casualty business. His past service as the Chairman of the Board, President and Chief Executive Officer of Endurance Specialty Holdings Ltd., a publicly traded insurance and reinsurance company, also make him a valued addition to our Board. In addition, Mr. LeStrange brings his vast experience in active underwriting matters to the Company, which is of particular value as we operate our active underwriting businesses.

KENNETH W. MOORE
Director Since: 2014 Age: 44 Class: III Enstar Committees: Audit, Investment

Biographical Information: Ken Moore is a Managing Director of First Reserve Management, L.P., a global energy-focused private equity and infrastructure investment firm, which he joined in 2004. Mr. Moore has overall responsibility for the firm’s capital markets activities both in existing portfolio companies and with regard to its new acquisitions. His responsibilities also include investment origination, structuring, monitoring and strategy. Prior to joining First Reserve, he spent four years with Morgan Stanley in New York. Mr. Moore holds a B.A. degree from Tufts University and an M.B.A. from the Johnson School of Management at Cornell University.

Certain Other Directorships: Mr. Moore has served as a director of Cobalt International Energy, Inc., a publicly traded independent exploration and production company, since 2007. He previously served as a director of Torus beginning in 2007 and as the Chairman of its Board from May 2012 until the closing of the Amalgamation on April 1, 2014.

Skills and Qualifications: Mr. Moore brings to our Board his 14 years of finance and capital markets experience, and knowledge gained from over a decade in the private equity business, including analyzing companies and their financial statements and selectively making acquisitions and investments. He has also gained valuable experience in serving on the boards of other publicly traded companies.

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PAUL J. O’SHEA
Director Since: 2001 Age: 56 Class: I Enstar Officer Title: Executive Vice President and Joint Chief Operating Officer

Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. In his role as an executive officer, he leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

SUMIT RAJPAL
Director Since: 2011 Age: 38 Class: I Enstar Committees: Investment
Biographical Information: Sumit Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007.

Certain Other Directorships: Mr. Rajpal serves as a director on the boards of ProSight Specialty Insurance Holdings, TransUnion Holding Company, Inc., and Safe-Guard Products International, LLC, and is a board observer for SKBHC Holdings, LLC and Hastings Insurance Group. Mr. Rajpal previously served on the boards of Validus Holdings, Ltd. (from 2008 until February 2011) and USI Holdings Corporation (from May 2007 to December 2012).

Skills and Qualifications: Mr. Rajpal brings to our Board his extensive knowledge of the global insurance and reinsurance industries, which he has gained through years of experience as an investor and director. His expertise in corporate finance and investing is highly valuable to our Board’s oversight of capital planning and our Investment Committee’s oversight of our investment portfolios.

DOMINIC F. SILVESTER
Director Since: 2001 Age: 53 Class: III Enstar Officer Title: Chief Executive Officer

Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

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Directorship Arrangements

We have previously entered into the following arrangements relating to directorships:

•

Recapitalization/Merger (2007) – On January 31, 2007, in connection with the merger of one of our wholly-owned subsidiaries with The Enstar Group, Inc. (the “Merger”), we also completed a recapitalization transaction. Pursuant to the terms of the agreement governing the recapitalization, each of Paul J. O’Shea, Dominic F. Silvester, and T. Whit Armstrong was named a director of the Company.

•

Goldman Sachs Investment (2011) – On April 20, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with certain affiliates of Goldman, Sachs & Co. (“Goldman Sachs”) and, pursuant to the agreement’s terms, Sumit Rajpal was named a director of the Company.

•

Torus Amalgamation (2014) – On April 1, 2014, we and First Reserve entered into a Shareholder Rights Agreement at the closing of the Amalgamation, under which First Reserve has the right to designate one representative to our Board of Directors. This designation right terminates if First Reserve ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it under the Amalgamation Agreement. Pursuant to the Shareholder Rights Agreement, Mr. Moore was named a director of the Company, effective as of the closing.

Independence of Directors

Following the appointment of Mr. Moore on April 1, 2014, our Board currently consists of nine directors, of which seven are non-management directors. The Board determined that the following six directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

Current Independent Directors:
Charles T. Akre, Jr.	T. Whit Armstrong
Robert J. Campbell	Kenneth J. LeStrange
Kenneth W. Moore	Sumit Rajpal

The Board made these determinations based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” beginning on page 27.

Board Leadership Structure

The Board has separated the positions of Chairman and CEO. Robert J. Campbell, an independent director, has served as Chairman since November 2011 (when our then Chairman and CEO, Dominic F. Silvester, recommended the separation of the positions). The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.

Mr. Campbell has served on our Board for over six years and the Board believes he is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.

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The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including:

➢ the roles of Chairman and CEO are separated;
➢ the Chairman is an independent director;
➢ the Board is comprised of a majority of independent directors;
➢ before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and

➢     the Audit, Compensation and Nominating and Governance committees of the Board are comprised only of independent directors who perform key oversight functions, such as:

•     overseeing the integrity and quality of our financial statements,

•     overseeing risk assessment and management,

•     establishing senior executive compensation,

•     reviewing director candidates and making recommendations for director nominations, and

•     overseeing our corporate governance structure and practices.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Board Committees

Our Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and an Investment Committee. Each of our committees operates under a written charter that has been approved by our Board. The charters are reviewed annually by each respective committee, which recommends any proposed changes to our Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance.cfm. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.

Our Board of Directors met a total of six times during the year ended December 31, 2013.

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The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2013, are described below.

Audit Committee

The primary responsibilities of our Audit Committee include:

•        overseeing our accounting and financial reporting process, including our internal controls over financial reporting,

•        overseeing the quality and integrity of our financial statements,

•        reviewing the qualifications and independence of our independent auditor,

•        reviewing the performance of our internal audit function and independent auditor,

•        reviewing related party transactions,

•        overseeing our compliance with legal and regulatory requirements,

•        appointing and retaining our independent auditors,

Committee Members: Robert J. Campbell (Chair) Charles T. Akre, Jr. T. Whit Armstrong Kenneth J. LeStrange Kenneth W. Moore

•        pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit, and

•        overseeing the process by which we undertake risk assessment and risk management, including discussing our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures.

Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that Messrs. Campbell, Akre, Armstrong and LeStrange qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.

Number of Meetings in 2013: 5

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Compensation Committee

The primary responsibilities of our Compensation Committee include:

•        determining the compensation of our executive officers,

•        establishing our compensation philosophy,

•        overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans,

•        overseeing the risks associated with the design and operation of our compensation programs, policies and practices, and

•        periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Committee Members: Kenneth J. LeStrange (Chair) Charles T. Akre, Jr. Robert J. Campbell T. Whit Armstrong

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis” beginning on page 30.

Number of Meetings in 2013: 3

Nominating and Governance Committee

The primary responsibilities of our Nominating and Governance Committee include:

•        identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders,

•        recommending to the Board and the shareholders the annual director nominees,

•        establishing director qualification criteria,

Committee Members: Charles T. Akre, Jr. (Chair) T. Whit Armstrong Robert J. Campbell Kenneth J. LeStrange

•        supporting the succession planning process, and

•        advising the Board with respect to corporate governance-related matters.

Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2).

Number of Meetings in 2013: 2

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Investment Committee

The primary responsibilities of our Investment Committee include:

•        overseeing our investments, including approval of investment transactions,

•        determining our investment strategy,

•        reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time,

•        developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants,

•       overseeing the selection, retention and evaluation of outside investment managers, and

Committee Members: Robert J. Campbell (Chair) Charles T. Akre, Jr. James D. Carey Kenneth W. Moore Sumit Rajpal Richard J. Harris* David Rocke*

•        overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies.

Five members of the Investment Committee (Messrs. Campbell, Akre, Carey, Moore and Rajpal) are non-management directors, and four members (Messrs. Campbell, Akre, Moore and Rajpal) are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).

*Richard Harris is the Company’s Chief Financial Officer. David Rocke is an Executive Vice President of our subsidiary Enstar Limited. The Board has included Messrs. Harris and Rocke on the Investment Committee because it believes their respective knowledge and insight in investment and other Company matters provides a significant benefit to the function of the committee.

Number of Meetings in 2013: 4

Attendance at Meetings

We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances.

In 2013, during the time they were serving, all of the directors attended at least 75% of the meetings of the Board and the committees of the Board on which the director served and was not recused from attending. Due to our acquisitive business model, from time to time, a special meeting may be required solely with respect to a particular matter, such as an acquisition or significant new business transaction, in which a director may be recused from participating due to a potential conflict of interest between the Company and the business of his primary employer. Where such a matter is the only material purpose for having the special meeting, it is our practice that a recused director is not eligible to attend the meeting, and accordingly his attendance record would not be impacted. All directors then serving attended the 2013 annual general meeting of shareholders. In addition, in 2013, our independent directors met each quarter in executive sessions without management.

Board Oversight of Risk Management

Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring we have a robust risk management framework to identify, measure, manage, report and monitor risks that affect the achievement of strategic, operational and financial objectives of the Company and our subsidiaries. The Board has an active role, as a whole and also at the committee level, in overseeing management of risks facing our Company.

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Our enterprise risk management (“ERM”) consists of numerous processes and controls that have been designed by our senior management (including our risk management team), with oversight by our Board of Directors and its committees, and implemented by employees across our organization. Risk assumption is inherent in our business, and we believe appropriately setting risk appetite and executing our business strategies in accordance therewith is key to our performance.

The Board and its committees regularly review information regarding, among other things, our operations, loss reserves, acquisitions, credit, liquidity and investments and the risks associated with each. With our recent entrance into the active underwriting business, our Board now also oversees underwriting and other risks associated with this new operating segment. Management is responsible for the Company’s risk management, including identifying, monitoring, prioritizing, and addressing risks, and management reports to the Board and its committees with respect thereto.

In particular, our committees support risk management in the following ways:

Committee	Risk Management Responsibilities
Audit Committee

•        Reviews our overall risk appetite with input from management

•        Reviews our risk management methodologies

•        Oversees management’s execution of our risk management objectives

•        Discusses our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures

•        Receives direct reports from the Company’s Head of Internal Audit, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman

Compensation Committee

•        Oversees risks relating to our compensation programs and plans (as more fully described in “Executive Compensation — Compensation Discussion and Analysis — Compensation Risk Assessment” on page 40

•       Conducts an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for our employees to take inappropriate or excessive risks

Nominating and Governance Committee

•        Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with our shareholders

•       Oversees and supports the Board in management succession planning

Investment Committee

•        Regularly evaluates and tests our investment portfolio and investment strategies under various stress scenarios

•        Oversees compliance with investment guidelines, which assist us in monitoring our investment-related risks

•        Monitors and evaluates our internal investment management department and external investment managers

•        Oversees the Company’s investment systems and technology resources and any associated risks

Director Nominations, Qualifications and Recommendations

When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well

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as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of ideas from members of the Board, the Company’s executive officers, and individuals known to the Board or executive officers, although in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative. Mr. Carey was nominated by members of our Board, who were familiar with his professional experience with Stone Point Capital, his knowledge of the Company, and his many past contributions as one of our directors from 2001 to 2007.

For incumbent directors, the committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidate proposed for election as director at the Annual General Meeting, with the Board unanimously agreeing on the nominee.

Director Qualifications

We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry.

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate our run-off and active underwriting businesses.

Shareholder Recommendations

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees selected by the committee.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during 2013 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2013, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance.cfm by clicking on “Code of Conduct.”

In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers, by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period.

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Shareholder Communications with the Board

Shareholders and other interested parties may send communications to our Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda

The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.

Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of our Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

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DIRECTOR COMPENSATION

Director Compensation Program

Our director compensation program includes:

•	retainers payable quarterly for non-employee directors and each committee chairman; and

•	meeting fees for all Board and committee meetings attended.

Directors who are employees of the Company receive no fees for their services as directors. Mr. Rajpal has waived all fees for his services as a director.

In 2013, our Compensation Committee undertook a review of the director compensation program, including a review of competitive conditions in the Bermuda market, and recommended two changes from 2012, which were adopted by the Board and were in effect for the entire 2013 year. We increased the annual retainer fee for non-employee directors from $60,000 to $70,000. The director retainer had not been changed since 2007.

We also established an annual retainer fee for the Chairman of the Board of $50,000. The two previous chairmen were executive officers who received no additional fees for their service as directors. Having separated the roles of Chairman and CEO, the Compensation Committee and Board believe it is appropriate to provide a retainer to Mr. Campbell, the current independent Chairman, in recognition of the considerable time and effort related to his role.

Our director retainer and meeting fees were as follows:

Retainer Fees	Annual Amounts Payable	Meeting Fees	Amounts Payable for Attendance
Non-employee Directors	$70,000	Board Meetings	$3,500
Audit Committee Chairman	$10,000	Telephonic Board Meetings	$1,000
Compensation Committee Chairman	$5,000	Audit Committee Meetings	$1,500
Nominating and Governance Committee Chairman	$—	Compensation Committee Meetings	$1,250
Investment Committee Chairman	$5,000	Nominating and Governance Committee Meetings	$—
		Investment Committee Meetings	$1,250

Deferred Compensation Plan

The Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”) provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his compensation until retirement or termination and (ii) to receive all or a portion of his compensation for services as a director in the form of our ordinary shares instead of cash.

Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares would receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable.

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Director Compensation Table

The following table summarizes the compensation of our non-employee directors who served in 2013, and accordingly does not include Ken Moore, who joined our Board April 1, 2014. All fees were earned in cash and deferred by the directors under our Deferred Compensation Plan; no stock awards, option awards, or other compensation were paid.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Robert J. Campbell	$167,250	—	$167,250
Charles T. Akre, Jr.	$107,250	—	$107,250
T. Whit Armstrong	$ 92,250	—	$ 92,250
James D. Carey	$ 14,152	—	$ 14,152
Kenneth J. LeStrange	$ 96,250	—	$ 96,250
Sumit Rajpal(4)	—	—	—

(1)	The directors elected to defer all of their fees in the form of share units pursuant to the Deferred Compensation Plan. See also footnote 3.

(2)

In connection with the Merger in 2007, Mr. Armstrong received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any year after the termination of his services on our Board. Also in connection with the Merger, Mr. Armstrong received deferred units in exchange for deferred units accrued at The Enstar Group, Inc., each of which is the economic equivalent of one ordinary share. The deferred units will be settled in a lump sum distribution of cash on the first business day of the first quarter after the termination of his services on our Board. As of December 31, 2013, Mr. Armstrong held 14,922 RSUs and 737.804 deferred units.

(3)

Share units acquired for services in 2013 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,284.198 units; (b) Mr. Akre — 822.092 units; (c) Mr. Armstrong — 709.666 units; (d) Mr. Carey – 102.821 units; and (e) Mr. LeStrange — 809.603 units. For each of these directors, total share units under the Deferred Compensation Plan held as of the record date are described in his respective footnote to the Principal Shareholders and Management Ownership table beginning on page 23.

(4)	Mr. Rajpal has waived all fees for his services.

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EXECUTIVE OFFICERS

Our executive officers are as follows:

DOMINIC F. SILVESTER

Title: Chief Executive Officer Since: 2001 Age: 53

Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA

Title: Executive Vice President and Joint Chief Operating Officer Since: 2001 Age: 56

Biographical Information: Paul O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

NICHOLAS A. PACKER

Title: Executive Vice President and Joint Chief Operating Officer Since: 2001 Age: 51

Biographical Information: Nicholas Packer has served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He leads our underwriting claims, commutation, consulting and ceded reinsurance operations. From 1996 to 2001, he was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited (which is now a subsidiary of the Company). Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. In 1993, Mr. Packer joined Mr. Silvester in operating a run-off business venture in Bermuda. Prior to co-founding the Company, Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

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RICHARD J. HARRIS

Title: Chief Financial Officer Since: 2003 Age: 52

Biographical Information: Richard Harris has served as Chief Financial Officer of the Company since May 2003. His responsibilities include overseeing our financial reporting, capital management, corporate finance, actuarial matters, investments, and information technology. Prior to joining the Company, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited, from 2000 until April 2003. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

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PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of April 17, 2014 (unless otherwise provided herein) regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and director nominees;

•	each of the individuals named in the Summary Compensation Table on page 42; and

•	all of our current directors and executive officers as a group.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
The First Reserve Partnerships(2)	1,501,211	9.50%
Trident V, L.P. and related affiliates(3)	1,350,000	8.54%
Dominic F. Silvester(4)	1,232,467	7.80%
Beck Mack & Oliver LLC(5)	1,191,193	7.54%
Charles T. Akre, Jr.(6)	324,052	2.05%
Nicholas A. Packer(7)	319,801	2.02%
Paul J. O’Shea(8)	186,060	1.18%
Robert J. Campbell(9)	177,313	1.12%
Richard J. Harris(10)	91,814	*
T. Whit Armstrong(11)	47,890	*
Kenneth J. LeStrange(12)	3,164	*
James. D. Carey(13)	392	*
Kenneth W. Moore(14)	128	*
Sumit Rajpal(15)	0	*
All Current Executive Officer and Directors as a group (11 persons)(16)	2,383,081	15.05%
*	Less than 1%

(1)

Our bye-laws would reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)

Based on a Schedule 13D filed jointly on April 11, 2014 by (i) First Reserve Fund XII, L.P. (“First Reserve XII”), (ii) FR XII-A Parallel Vehicle, L.P. (“FR XII-A”), (iii) FR XI Offshore AIV, L.P. (“FR XI Offshore AIV”), (iv) FR Torus Co-Investment, L.P. (“FR Co-Invest”, together with First Reserve XII, FR XII-A and FR XI Offshore AIV, the “First Reserve Partnerships”), (v) First Reserve GP XII Limited (“XII Limited”), (vi) First Reserve GP XII, L.P. (“XII GP”), (vii) FR XI Offshore GP, L.P. (“GP XI Offshore”), (viii) FR XI Offshore GP Limited (“GP XI Offshore Limited”) and (ix) William E. Macaulay. Includes (a) 652,596 ordinary shares owned by First Reserve XII, (b) 11,715 ordinary shares owned by FR XII-A, (c) 809,989 ordinary shares owned by FR XI Offshore AIV, and (d) 26,911 ordinary shares owned by FR Co-Invest. XII Limited is the general partner of XII GP, which in turn is the general partner of each of First Reserve XII and FR XII-A. XII Limited is the general partner of FR Co-Invest. William E. Macaulay is a director of XII Limited, and has the right to appoint a majority of the Board of Directors of XII Limited. By virtue of Mr. Macaulay’s right to appoint a majority of the directors of XII Limited, Mr. Macaulay may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose of or direct the

Enstar Group Limited	23	2014 Proxy Statement

disposition of, the ordinary shares held by each of First Reserve XII, FR XII-A and FR Co-Invest and therefore, Mr. Macaulay may be deemed to be a beneficial owner of such ordinary shares. GP XI Offshore is the general partner of FR XI Offshore AIV. GP XI Offshore Limited is the general partner of GP XI Offshore. Pursuant to the Shareholder Rights Agreement between Enstar and the First Reserve Partnerships and Corsair, Kenneth W. Moore was named to our Board of Directors. Mr. Moore is a Managing Director of First Reserve and has a less than 5% limited partnership interest in GP XI Offshore and XII GP and is a less than 10% owner of GP XI Offshore Limited and XII Limited. See footnote 14 with respect to 128 ordinary shares issuable to Mr. Moore pursuant to the Deferred Compensation Plan and not included in the First Reserve Partnerships’ total reported holdings of 1,501,211 ordinary shares. Each of the above persons and entities, other than the First Reserve Partnerships as to their direct holdings, disclaims beneficial ownership of any of our ordinary shares held by the First Reserve Partnerships. The address of the above persons and entities is c/o First Reserve Management, L.P., One Lafayette Place, Greenwich, Connecticut 06830.

(3)

Based on information provided in a Schedule 13D filed jointly on November 15, 2013 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Partnerships”), Stone Point Capital LLC (“Stone Point”) and SPC Management Holdings LLC. Consists of (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. The sole general partner of Trident V is Trident V GP. The sole general partner of Trident V Parallel is Trident Capital V-PF, L.P. (“Trident Capital V-PF”). The sole general partner of Trident V Professionals is Stone Point GP Ltd. (together with Trident V GP and Trident Capital V-PF, the “GPs”). Each of the GPs holds voting and investment power with respect to the ordinary shares that are, or may be deemed to be, beneficially owned by the respective Partnership of which it is the general partner. In addition, the limited partnership agreements of each of the Partnerships have the effect of conferring dispositive power over the ordinary shares held by the Partnerships to Trident V and Trident V GP. Pursuant to certain management agreements, Stone Point has received delegated authority by the GPs to exercise voting rights of ordinary shares on behalf of the Partnerships, subject to certain limitations, but Stone Point does not have dispositive power over the ordinary shares held by the Partnerships. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident Capital V-PF, and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. See footnote 13 with respect to 392 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in the Partnerships’ total reported holdings of 1,350,000 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for Trident V, Trident V GP, Trident V Parallel, Trident V Professionals and Stone Point is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(4)

Includes 490,732 ordinary shares held directly by Mr. Silvester and 741,735 ordinary shares held by the Right Trust (167,000 of which have been pledged to secure a loan). Mr. Silvester and his immediate family are the sole beneficiaries of the Right Trust. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd., whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands. Mr. Silvester’s address is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda.

(5)

Based on information provided in a Schedule 13G filed on January 29, 2014 by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No one of

Enstar Group Limited	24	2014 Proxy Statement

these clients owns more than 5% of the Company’s ordinary shares. As of December 31, 2013, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 1,118,036 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell, which are described in footnote 9.

(6)

Includes (a) 3,000 ordinary shares held directly by Mr. Akre, (b) 2,800 ordinary shares held in an IRA, (c) 190 ordinary shares held in a 401(k) plan, (d) 5,062 ordinary shares issuable pursuant to the Deferred Compensation Plan, and (e) 313,000 ordinary shares held indirectly through several investment funds of which Akre Capital Management, LLC serves as the general partner, managing member or investment adviser. Mr. Akre, who is the managing member of Akre Capital Management, LLC, disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by the investment funds except to the extent of any pecuniary interest therein. Excludes 182,486 ordinary shares beneficially owned by investment advisory clients of Akre Capital Management, LLC for which Mr. Akre disclaims beneficial ownership except to the extent of any pecuniary interest therein.

(7)

Includes (a) 16,695 ordinary shares held directly by Mr. Packer and (b) 303,106 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is R&H Trust Co. (BVI) Ltd.

(8)

Includes (a) 31,629 ordinary shares held directly by Mr. O’Shea and (b) 154,431 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(9)

Includes (a) 50,756 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 8,107 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(10)	Includes 12,500 restricted shares. 17,000 ordinary shares have been pledged to secure a loan.

(11)	Includes (a) 26,281 ordinary shares held directly, (b) 6,687 shares issuable pursuant to the Deferred Compensation Plan, and (c) 14,922 restricted share units.

(12)	Includes (a) 2,000 ordinary shares held directly by Mr. LeStrange and (b) 1,164 ordinary shares issuable pursuant to the Deferred Compensation Plan.

(13)

Includes 392 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include (a) 773,556 ordinary shares held by Trident V, (b) 542,505 ordinary shares held by Trident V Parallel, and (c) 33,939 ordinary shares held by Trident V Professionals. These shares are included in the table in the number of shares owned by the Partnerships and are described in footnote 3. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF

Enstar Group Limited	25	2014 Proxy Statement

(the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the Partnerships, except to the extent of any pecuniary interest therein.

(14)

Includes 128 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Moore is an employee of First Reserve Management, L.P., an affiliate of the First Reserve Partnerships. Mr. Moore disclaims beneficial ownership of any securities that may be deemed to be beneficially owned by the First Reserve Partnerships or any of their affiliates.

(15)

Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. In connection with two closings under the Investment Agreement dated April 20, 2011 among us and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the “Purchasers”), the Purchasers acquired 665,529 ordinary shares in the aggregate. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D/A filed on December 27, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. (“GS Group”). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(16)	See footnote 4 and footnotes 6 through 15.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2013, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

Enstar Group Limited	26	2014 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions are described below. All related party transactions require the approval of our Audit Committee (a committee comprised entirely of independent directors), which reviews the transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2013 was approved by our Audit Committee.

In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise any proposed or actual transaction that they believe may create a conflict of interest for audit committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member would be expected to recuse himself from the matter, and the non-interested members of the committee would review the transaction.

On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.

Investments and Transactions Involving Affiliates of Certain Shareholders

Transactions with Trident and its Affiliates

Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, “Trident”) acquired 1,350,000 of our ordinary shares (which now constitutes approximately 8.5% of our ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for Trident, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point Capital LLC, the manager of the Trident funds.

Prior to Trident’s acquisition of our ordinary shares in 2012, we decided to invest in two funds, Sky Harbor Global Funds (“Sky Harbor”) and Prima Mortgage Investment Trust (“Prima”), which are managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to these investments were approved by our Audit and Investment Committees and made in 2013. As of March 31, 2014, we had made investments of: (i) $71.0 million in Sky Harbor, which had a fair value of approximately $76.4 million and (ii) $30.0 million in Prima, which had a fair value of approximately $32.5 million. The fund managers receive certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors.

Before Mr. Carey joined our board, we invested $20.0 million in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an approximately 4% indirect ownership interest in and serves as a director of, Sound Point Capital. As of March 31, 2014, the fair value of this investment was $21.9 million. Sound Point Capital receives certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors.

Enstar Group Limited	27	2014 Proxy Statement

In January 2014, the Company made a commitment to invest up to $20.0 million in the Trident VI Parallel Fund, a fund managed by Stone Point Capital LLC. The Company has not yet funded any part of this investment. Fees for this investment have been established on terms no less favorable than for similarly situated investors and will be included within our investment amounts.

From time to time, certain of our directors and executive officers have made significant personal commitments and investments in entities that are affiliates of or otherwise related to Trident or Sound Point Capital.

In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in the Atrium Underwriting Group Limited (“Atrium”), Arden Reinsurance Company Ltd. (“Arden”), and Torus acquisitions. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) the Company’s right to redeem Trident’s 40% equity interest in the Atrium/Arden and Torus transactions in cash at fair market value within the 90 days following the fifth anniversary of the Arden and Torus closings, respectively, and at any time following the seventh anniversary of the Arden and Torus closings, respectively; and (ii) Trident’s right to have its 40% equity co-investment interests in the Atrium/Arden and Torus transactions redeemed by the Company at fair market value (which the Company may satisfy in either cash or its ordinary shares) following the seventh anniversaries of the Arden closing and Torus closing, respectively. As of December 31, 2013, we have included $100.9 million as part of redeemable noncontrolling interest on our balance sheet relating to these Trident co-investment transactions.

Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of Torus and the holding companies established in connection with the Atrium/Arden and Torus co-investment transactions.

Investment in Goldman Sachs Affiliates

Affiliates of Goldman Sachs & Co. (“Goldman Sachs”) currently own approximately 4.2% of our voting ordinary shares and 100% of our outstanding non-voting convertible common shares. Sumit Rajpal, a managing director of Goldman Sachs, was appointed to our Board in connection with Goldman Sachs’ investment in the Company.

During 2013, we committed to invest up to $30.0 million in Vintage Fund VI, L.P. (“Vintage”), a fund affiliated with Goldman Sachs. As of March 31, 2014, we had funded approximately $3.0 million of this investment, which had a fair value of $3.1 million. The fund managers receive certain fees from us (included within our investment amounts) on terms no less favorable than for similarly situated investors.

In January 2014, we invested £12.5 million (approximately $20.8 million) in indirect non-voting interests of two companies affiliated with Hastings Insurance Group Limited (“Hastings”). Our interests are held in accounts managed by affiliates of Goldman Sachs. Goldman Sachs affiliates have an approximately 50% interest in the Hastings companies, and Mr. Rajpal serves as a director of the entities in which we have invested. In connection with the Hastings investment, Goldman Sachs will receive certain fees from us (on terms no less favorable than for similarly situated investors) pursuant to the terms of the documents governing the investments.

Affiliates of Goldman Sachs own approximately 22% of Global Atlantic Financial Group (“GAFG”), which owns entities that provide reinsurance to Arden. As at December 31, 2013, our total reinsurance recoverable from GAFG entities amounted to $340.8 million. As of December 31, 2013, reinsurance balances recoverable from a particular non-rated GAFG entity with a carrying value of $256.1 million represented 10% or more of our total non-life run-off reinsurance balances recoverable. The

Enstar Group Limited	28	2014 Proxy Statement

$256.1 million recoverable from that GAFG entity at December 31, 2013 was secured by a trust account. The balance of $84.7 million as of December 31, 2013 was recoverable from GAFG entities rated A- and higher.

Indemnification of Directors and Officers; Director Indemnity Agreements

We have Indemnification Agreements with each of Messrs. Akre, Armstrong, Campbell, Carey, LeStrange, O’Shea, Moore, Packer, Rajpal and Silvester. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

Enstar Group Limited	29	2014 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In 2013, we delivered very strong financial and operational results, and completed a number of key acquisitions, as we executed on our business strategies.

Financial Performance:
During 2013, we:
➢ increased our fully diluted net book value per share by 12.8% to an all-time high of $105.20 – we have a compound annual growth rate of 18.6% since we became a public company in 2007;
➢ increased our net earnings by 24.2% to $208.6 million, which constitutes our highest annual total net earnings since becoming a public company; and
➢ increased our fully diluted net earnings per share by 23.7% from $10.10 per share in 2012 to $12.49 per share in 2013.

Acquisitions:
During 2013, we grew our business significantly, with total assets increasing by 46.6% from $5.88 billion as of December 31, 2012 to $8.62 billion as of December 31, 2013.
➢ Our acquisition activity drove a $1.83 billion, or 50.0%, increase in our total combined non-life and life reserves from December 31, 2012.
Completed major acquisitions in 2013:
SeaBright	Pavonia	Atrium / Arden

•   Closed February 7, 2013

•   U.S. workers’ compensation insurance business acquired for $252.1 million

•   Our first acquisition of a U.S. publicly traded company

•   Our first acquisition of a company not in run-off at the time of the transaction

•   Closed March 31, 2013

•   Closed U.S. and Canadian life and annuities operations acquired for $155.6 million from HSBC Holdings

•   Our largest closed-life acquisition to date

•   Increased life reserves from $11.0 million in 2012 to $1.273 billion in 2013

•   Atrium closed November 25, 2013

•   Arden closed September 9, 2013

•   Atrium is the managing agent for Lloyd’s Syndicate 609; provides 25% of syndicate’s capital

•   Our first acquisitions in the active underwriting business

•   Total cost for our 60% interests was $142.6 million

Torus (2014):

In 2013, we agreed to acquire a 60% interest in global specialty insurer Torus Insurance Holdings Limited, a transaction we closed on April 1, 2014. Torus marks our third and largest acquisition in the active underwriting business. The total consideration for our 60% interest was 2,612,341 shares (a combination of voting ordinary shares and non-voting preferred shares) and $45.2 million in cash.

After considering these achievements, as well as Company and individual performance, the Compensation Committee (the “Committee”) made the following key compensation decisions with respect to the 2013 performance year for Dominic Silvester, Paul O’Shea, Nicholas Packer, and Richard Harris (our “executive officers”):

•   Incentive Bonuses: Incentive bonuses increased (for our CEO, by 26.5%, and on average for our other executive officers, by 27.5%) in recognition of our strong performance during the year. Incentive bonuses had previously remained flat for 2011 and 2012.

• Base Salaries: Base salaries, which had remained flat in 2011, 2012, and 2013, have increased by 3% for calendar year 2014.

•   Bonus Pool: The overall executive/employee bonus pool was reduced from 15% of net after-tax profits accrued under the terms of the plan, to 13.3% of net after-tax profits (a decrease of $4.0 million). The overall bonus pool was accordingly $32.1 million for 2013 versus $29.6 million for 2012 (an increase of 8.4%).

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Objectives of our Executive Compensation Program

Our Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives. The Committee is currently comprised of four independent directors.

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company.

Therefore, our goal is to maintain an executive compensation program that will:

Induce performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success

We have specifically identified growing our net book value per share as our primary corporate objective over the long term.

We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by:
successfully completing new acquisitions	effectively managing companies and portfolios of business that we previously acquired	executing on our active underwriting strategies

We also believe that the existing significant level of equity holdings of our executive officers creates alignment with our long-term interests, which the Committee takes into account in deciding what types of compensation to award, and which in recent years has resulted in a limited number of equity-based awards.

We have not identified specific metrics or financial targets against which we measure the performance of our executive officers because we believe the structure of our 2011-2015 Annual Incentive Compensation Program (the “Annual Incentive Plan”), as described below, induces performance consistent with our corporate objectives, aligns our executives’ long-term interests with those of our shareholders, and allows for flexibility to respond to performance in a manner not solely based on financial measures when circumstances warrant.

Results of Shareholder Vote on Compensation

At our 2013 annual general meeting, our shareholders approved the compensation of our executive officers with 88.4% of the total votes cast in favor of our executive compensation. The Committee reviewed and discussed the voting results, as well as reports from certain proxy advisory firms. The Committee noted that the voting results increased 8.5% from 2012, and considered the very positive shareholder reaction as a factor in deciding to maintain the current compensation program. The Committee continues to believe that the current program remains the best structure to address our unique needs at the present time, although it will regularly review all aspects of the program.

We will continue to hold future shareholder votes on executive compensation on an annual basis, and the Committee will consider the outcome of our shareholder executive compensation votes each year.

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Roles of Executive Officers

The Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Committee for salary and bonus awards for each executive officer. He also makes recommendations regarding the overall size of the executive/employee bonus pool, which is 15% of our consolidated net after-tax profits unless the Committee exercises its discretion to decrease or increase the percentage. For the 2013 performance year, the Committee agreed with Mr. Silvester’s recommendation and reduced the bonus pool to 13.3%.

The Committee discusses these recommendations with Mr. Silvester and then meets in executive session to evaluate the recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.

Our CEO and CFO also support the Committee in its work by providing information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data. Mr. Harris, our CFO, regularly attends portions of the meetings of our Committee in connection with performing these functions.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements and the other components of our program, each of which are described in more detail later in this proxy statement.

Principal Elements	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of responsibilities	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company performance in the preceding year
Annual Incentive Compensation	Provides “at risk” pay that reflects annual Company performance and individual performance

• Aligns executive and shareholder interests

• Designed to reward performance consistent with our primary corporate objective

• With no mandated pay-out formulas, the Committee can exercise its judgment regarding the quality of both Company and individual performance and set pay appropriately in line with outcomes, strategic objectives and shareholder interests

Long-Term Incentive Compensation	Provides equity-based pay, aimed at incentivizing long-term performance

• Aligns executive and shareholder interests

• Drives long-term performance and promotes retention

• Recent long-term incentive compensation awards have been limited due to significant existing shareholding positions of executive team

• Consideration is given to shareholder dilution issues in determining volume of equity-based awards

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Additional Components	Description	Key Features
Other Benefits and Perquisites	Includes retirement benefits, Bermudian payroll and social insurance tax contributions, and certain family travel and administrative assistance

• Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent

• Promotes retention of executive leadership team

Employment Agreements

Provides certain protections for executives and their families in the event of death or long-term disability, severance, or change in control

Change in control amounts are payable only in a “double trigger” situation where employment is terminated following a change of control

• Provides Company with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)

• Promotes retention over a 5-year term and a sense of security among the leadership team

• Provides for current and future needs of the executives and their families

Compensation Allocations among Elements

There is no pre-established policy or target for the allocation of the components of our program. Rather, the structure of our Annual Incentive Plan tends to dictate what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their other benefits. The Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

Although it does not mandate a specific allocation among the components of pay, the Committee does believe that a meaningful portion of each executive’s total compensation should be performance based/at risk, and our compensation program has traditionally reflected this principle. For the 2013 performance year, performance based/at-risk compensation constituted 60% of the CEO’s total compensation excluding other benefits and perquisites and an average of 69% of all other executive officers’ total compensation excluding other benefits and perquisites.

Competitive Pay and Role of Compensation Consultants

The Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors, and before selecting a consultant or advisor, must consider its independence. The Committee did not engage any compensation consultants or other advisors in 2013. The Committee’s decision not to engage a compensation consultant in 2013 was due primarily to

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the Committee’s view that it could effectively establish compensation consistent with our program objectives without expending additional Company resources on consulting fees.

In making compensatory decisions with respect to the 2013 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Committee reviewed publicly available executive officer compensation information described in the periodic filings for previous years of an informal group of other publicly traded Bermuda companies (or publicly traded companies previously domiciled in Bermuda that maintain prominent Bermuda operations) in the insurance and reinsurance industry. The Committee considers these other Bermuda insurance and reinsurance companies most relevant because these are the companies with respect to which Enstar generally competes for top talent, they are of a relative overall size that makes comparison possible, and the Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively.

While pay at these companies is generally relevant to provide a frame of reference to the Committee in determining executive compensation, the Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. There was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offer our executives. The Committee believes that Enstar is a unique company, which until late 2013 had always been a standalone run-off company, and which continues to have a core focus on run-off business. Given our different business and operations, we believe that formulaic benchmarking against these or other companies would not have been particularly meaningful for the 2013 year, although we will continue to evaluate our methodologies and views in future years.

The companies reviewed to provide an overall backdrop to the Committee’s decisions were as follows:

Arch Capital	Aspen Insurance Holdings	Allied World Assurance Company	AXIS Capital	Endurance Specialty Insurance
Everest Re Group	PartnerRe Holdings	Platinum Underwriters Holdings	RenaissanceRe Holdings	Validus Holdings

Base Salaries

The salaries of our CEO and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Committee believes to be competitive market compensation for similar positions based on publicly available, as well as anecdotal, information available to the Committee. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.

Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Once increased, the executive officer’s annual salary cannot be decreased without his written consent. Pursuant to the employment agreements we have with our CEO and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Our executives waived any cost-of-living increases to their respective base salaries for 2013.

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Three years ago, the Committee increased 2011 base salaries to reflect what it believed were appropriate cost-of-living adjustments. In 2012 and 2013, the Committee maintained salaries at their 2011 levels, both because the Committee believed that previous increases had already brought base salaries more appropriately in line with competitive practice and in furtherance of the enterprise-wide focus on managing expenses.

For 2014, the Committee increased base salaries by 3%. This decision took into account that the Committee felt an increase was appropriate to reflect cost-of-living adjustments (in particular because salaries had not changed since 2011) and that it was supported by competitive conditions, as well as very strong Company and individual performance.

A summary of the recent annualized base salary levels for our executive officers is set forth below.

Annual Incentive Compensation

Operation of Annual Incentive Plan

We provide performance-based incentive compensation through our Annual Incentive Plan, which sets aside 15% of our consolidated net after-tax profits (before bonus expense) to be allocated among our executive officers and participating employees. The Annual Incentive Plan is designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year.

The Committee, in accordance with the CEO’s recommendation, elected to reduce the size of the 2013 executive/employee bonus pool from 15% of net after-tax profits accrued under the terms of the Plan to 13.3% (a $4.0 million reduction). The CEO’s recommendation to reduce the size of the bonus pool was based on his review of the proposed annual incentive awards to employees on an individual and collective basis, and his determination that although the proposed awards did not constitute the full amount of the accrued bonus pool, they remained appropriately in line with Company and individual performances, and achieved the compensation program goals of rewarding performance with fair compensation. The Committee agreed with the CEO’s recommendations. Accordingly, the overall bonus pool was $32.1 million for 2013 versus $29.6 million for 2012 (an increase of 8.4%).

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Committee and is based on individual performance and contribution to Company results, as determined by the Committee with significant input from our CEO.

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After each year, our CEO assesses our enterprise results and achievements and the contribution of each member of our executive team and makes a recommendation to the Committee as to the allocation of bonuses out of the bonus pool. While the bonus pool is quantified as 15% of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance. With no pre-set formulas dictating threshold payouts, the Committee has the flexibility to consider both quantitative and qualitative factors of performance, and set pay appropriately in line with its view of outcomes, strategic objectives, and alignment with shareholder interests, which the Committee believes is appropriate given our unique business, which has a core focus of acquiring and managing companies in run-off. The Committee believes this flexibility will also be useful as the Company evolves, including because our operations now include a larger amount of closed life and annuity business, as well as active underwriting businesses, which is a change from our traditional form.

The factors considered in evaluating individual performance are the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility, and the executive’s work towards achieving our long-term strategic goals. The allocations are discretionary and driven by the opinion of both the CEO and the Committee as to how each executive officer and the Company performed when looking back on the year.

2013 Incentive Compensation

For the 2013 performance year, the Committee assessed enterprise results together with each individual’s contribution during the year in making bonus decisions under the Annual Incentive Plan. On a Company-wide basis, the key factors evaluated were as follows:

•We increased our fully diluted net book value per share, which we have identified as our primary corporate objective, by 12.8% to $105.20 per share.
•Net earnings attributable to Enstar increased 24.2% from $168.0 million in 2012 to $208.6 million in 2013.
•Fully diluted earnings per share increased by 23.7% from $10.10 in 2012 to $12.49 in 2013.

•We completed 108 commutations and policy buy-backs of assumed and ceded exposures (including the commutation of one of our top ten assumed exposures and one of our top ten ceded recoverables as of January 1, 2013).

•In our non-life run-off segment, we acquired SeaBright Holdings, Inc., a key acquisition of a U.S. publicly traded company, which, in addition to the $592.8 million in loss reserves we acquired, has enhanced our U.S. workers’ compensation claim management capabilities.

•We significantly increased our life and annuities portfolio with our first quarter 2013 acquisition of the Pavonia companies from HSBC Holdings, an acquisition that we believe diversifies our loss reserves and has the potential to provide us with a more regular earnings and cash flow stream.

•With the Atrium transaction, we acquired a 60% interest in a high quality operation at Lloyd’s that includes a skilled underwriting and management team that we believe will help create new opportunities for us to grow and prosper.

•We signed a definitive agreement to acquire a 60% interest in Torus, an A- rated global specialty insurer, which became our largest active underwriting business following the closing of the transaction on April 1, 2014.

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On an individual basis, several of the factors considered in assessing our executives’ performance are described below.

For Mr. Silvester, who as CEO has oversight responsibility for all areas of our business, the Committee considered his leadership in achieving each of the enterprise-wide results described above. The Committee also considered his work in establishing and executing on our growth strategy, which under his leadership evolved in 2013 to include: (i) continued U.S. non-life run-off growth (SeaBright), (ii) expansion of our portfolio of run-offs to include life and annuities businesses (Pavonia), and (iii) entrance into “live” insurance (Atrium, Arden, and Torus), which we believe will provide us with additional future opportunities. Mr. Silvester also oversaw the continued success of our core non-life run-off operations, as this segment produced solid results for the year ended December 31, 2013. In addition, the Committee considered the excellent performance of each of the executives reporting to him, as well as the continued cohesiveness demonstrated by the executive leadership team.

Mr. O’Shea, our Joint Chief Operating Officer and Executive Vice President, has responsibility for our acquisitions function. For 2013, the Committee considered that Mr. O’Shea was instrumental in all aspects of the negotiation and completion of the SeaBright, Pavonia, Atrium and Arden acquisitions, the agreement to acquire Torus, and our two joint ventures with Trident. The Committee also considered Mr. O’Shea’s efforts in our completion of one loss portfolio transfer and two Lloyd’s reinsurance to close transactions, which on a combined basis included approximately $112.0 million of total assumed loss reserves. He has also been heavily involved in integration planning with respect to each acquisition. In addition, Mr. O’Shea coordinates the ongoing due diligence of all of our potential acquisitions and new projects, which the Committee believes is key to executing our strategy for continued growth.

Mr. Packer, also a Joint Chief Operating Officer and Executive Vice President, has global responsibility for our insurance and reinsurance company operations, including oversight of claims management, acquisition integration, oversight of commutation and policy buy-back activities, and oversight of our active underwriting business segment. The Committee considered Mr. Packer’s significant efforts with respect to the integration of SeaBright, which included his work to incorporate claims management within SeaBright into our broader U.S. workers’ compensation portfolio, and integration of Pavonia, which included establishing our new life customer service and claims handling platform. In addition, Mr. Packer oversaw the completion of 108 commutations, including one related to our top ten assumed exposures, and one related to our top ten ceded reinsurance assets. His new role in overseeing our active underwriting operations was also of importance to the Committee.

Mr. Harris, our CFO, has responsibility for our finance, actuarial, information technology and investment functions. For 2013, the Committee considered his many efforts relating to capital planning and positioning of our resources to meet our future needs, including his leadership in securing an amendment and restatement to our revolving credit facility that increased our borrowing capacity from a three-year $250.0 million revolver to a five-year $375.0 million revolver. It also considered Mr. Harris’ significant work in integrating the businesses we acquired in 2013. His work relating to our solid investment results in a challenging investment environment, and his efforts in supporting the Board and managing investor relations, were also of importance to the Committee.

After considering all of these factors, the Committee decided to award bonuses under the Annual Incentive Plan for 2013 in the amounts set forth in the table below. This reflected the Committee’s view of the executive officers’ individual and collective contributions to our primary corporate objective of increasing net book value per share, including by achieving substantial increases in earnings and in total assets and loss reserves in 2013, and by positioning the Company for future success by executing on key strategic objectives designed to increase net book value over the long term. In establishing each executive officer’s incentive award, the Committee also generally evaluated each

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officer’s compensation against his counterparts at our peer companies for total compensation and relative company performance, and arrived at individual bonuses that it believed appropriately reflected performance in light of competitive conditions.

As discussed under “Long-Term Incentive Compensation,” the Committee decided, as it had in the past, to permit our executive officers to choose whether to receive their 2013 bonuses under the Annual Incentive Plan in cash, ordinary shares, or a combination of both. For the year ended December 31, 2013, each recipient elected to receive his bonus in cash.

Alignment of Pay and Performance

We believe the structure of our Annual Incentive Plan and the decisions of our Committee with respect to bonus awards are strongly aligned with our primary corporate objective of increasing net book value per share, which is our key performance indicator, and net earnings attributable to Enstar. The plan also allows the Committee the flexibility to award bonuses based on its view of performance, including qualitative factors that may not always be reflected in the operating results, or that benefit our long-term objectives but may not be fully apparent when looking at a one-year period.

Long-Term Incentive Compensation

We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with the interests of our shareholders. The Equity Incentive Plan is administered by the Committee. Shares available for issuance under the Equity Incentive Plan can be used for the purpose of granting bonus shares, which may be issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plan.

The Committee’s decision to permit our executive officers to choose whether to receive their 2013 bonuses under the Annual Incentive Plan in cash, ordinary shares, or a combination of both reflected the fact that the executives hold meaningful shareholding positions, which the Committee presently believes are sufficient to drive long-term performance and alignment with shareholder interests.

In addition to funding bonuses under the Annual Incentive Plan with ordinary shares, the Equity Incentive Plan provides the Committee with the flexibility to make other awards at various times and in varying amounts in its discretion and where particular circumstances warrant. The Committee did not grant any such awards to executive officers for 2013; however, the Committee recognizes that

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awarding long-term equity-based compensation may be desirable and appropriate in the coming years, and may take such action in the future. In considering long-term equity-based compensatory awards, the Committee takes into account shareholder dilution issues and related concerns.

Other Benefits and Perquisites

We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent to our Bermuda headquarters. Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other Bermuda salaried employees. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. For Mr. Silvester, we provide reimbursement for the cost of one family trip to/from Bermuda, as well as certain financial, accounting, legal and administrative services. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below under “Retirement Benefits.”

Executive Employment Agreements

Compensation of our executive officers is governed in part by the employment agreements we have in place with each of Messrs. Silvester, O’Shea, Packer, and Harris. The employment agreements originated with our 2007 merger with The Enstar Group, Inc. The agreements were a key part of the transaction, in recognition of the significance of securing the executive team for a number of years, which was deemed fundamental to our future success following the merger. The agreements were also designed to continue to motivate the executives by providing competitive compensation, while promoting a sense of security for the team as we entered into our next stage.

As the initial five-year term of the 2007 employment agreements came to an end in the early part of 2012, the Committee re-assessed the agreements, and decided to ask each executive to agree to an extension for an additional five-year term. In reviewing the original objectives of the contracts, the Committee determined that the management team, which consists of our three co-founders and the Chief Financial Officer (who has served in that role with us since 2003), remains essential to our success, as demonstrated by the substantial growth and success of the Company since 2007. The Committee believed that securing the executive leadership team for an additional five-year term, and re-establishing protective covenants for us regarding non-competition, non-solicitation, and confidentiality, were of key importance to us. In addition, it was the Committee’s judgment that renewing the agreements would continue to motivate the executives and promote their sustained level of high performance, and further was in line with the overall objectives of our executive compensation programs. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements.

Post-Termination Payments

Our employment agreements with Messrs. Silvester, O’Shea, Packer and Harris each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a “double trigger”), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of incentive bonus. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer.

Separately from our employment agreements and equally applicable to any employee participant, our Equity Incentive Plan and Annual Incentive Plan provide that plan participants receive certain vesting benefits upon a change in control, unless determined otherwise by the Committee. These benefits are described below in “Executive Compensation Tables — Potential Payments upon Termination or Change in Control.”

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Other Matters

Hedging Prohibition and Share Ownership Guidelines

Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.

We currently do not require our executive officers to own a particular amount of our ordinary shares. The Committee is satisfied that the substantial equity holdings of each of our executive officers are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders without formal share ownership guidelines. Our executive officers beneficially own in aggregate over 11% of our ordinary shares outstanding, and each individual executive beneficially owned shares with a fair market value in excess of several multiples of his base salary.

Financial Restatements/Disgorgements

The Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement, although, as a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances would apply to us. Our Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known. Once final rules are released regarding clawback requirements under the Dodd-Frank Act, we intend to consider adoption of responsive policies.

Our Equity Incentive Plan provides that the Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares and options for a period of up to 12 months prior to the grantee’s termination for cause.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Compensation Risk Assessment

As part of our risk management practices, the Committee reviews and considers risk implications and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Committee. Through this review, the Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

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In connection with this assessment, the following factors were noted:

•With respect to executive officer compensation, the Committee has discretion in making bonus awards and other compensatory decisions based on both quantitative and qualitative factors, and is not tied into pre-established pay-out formulas that may not account for a subjective view of performance (thus taking risks to achieve a certain level of financial results is not incentivized).

•Each executive has meaningful equity holdings, creating alignment between the executives’ interests and our long-term objectives, which discourages inappropriate or excessive short-term risks.

•The Committee believes that the bonus structure addresses current market conditions because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

•Because the bonus pool is funded annually based on a percentage of net after-tax profits, employees are not incentivized to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as doing so would negatively affect the amount of the bonus payments in future years.

•The Committee believes that the executive team, which together has led us for over a decade, has driven an enterprise-wide culture that has historically stressed that only appropriate risks should be undertaken and has instilled a level of discipline across the business.

•Employees are made aware of the design of the Annual Incentive Plan and its discretionary and non-guaranteed nature.

•The 2013 compensation program did not include complex equity-based awards, which have the potential to create a wide range of potential pay-outs under different scenarios or a lack of understanding by the recipients that could lead to misalignment with corporate objectives.

•We have a “no hedging” policy, and employees are prohibited from trading in derivatives of our securities.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2013.

COMPENSATION COMMITTEE

Kenneth J. LeStrange, Chairman

Charles T. Akre, Jr.

T. Whit Armstrong

Robert J. Campbell

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation earned in 2013, 2012 and 2011 by our CEO, our CFO and our two other executive officers. These individuals are referred to in this proxy statement as the “executive officers.”

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)			All Other Compensation ($)			Total ($)
Dominic F. Silvester	2013		$2,102,000		$3,100,000		$—			$557,533	(1)		$5,759,533
Chief Executive Officer	2012		$2,102,000		$2,450,000		$—			$481,602			$5,033,602
	2011		$2,102,000		$2,450,000		$—			$552,125			$5,104,125
Richard J. Harris	2013		$1,152,000		$2,350,000		$—			$152,456	(2)		$3,654,456
Chief Financial Officer	2012		$1,152,000		$2,000,000		$—			$152,456			$3,304,456
	2011		$1,152,000		$2,000,000		$4,050,000	(3)		$152,406			$7,354,406
Paul J. O’Shea	2013		$1,152,000		$2,650,000		$—			$152,456	(2)		$3,954,456
Executive Vice President and Joint Chief Operating Officer	2012 2011	$ $	1,152,000 1,152,000	$ $	2,000,000 2,000,000	$ $	— —		$ $	152,456 152,406		$ $	3,304,456 3,304,406

Nicholas A. Packer	2013		$1,152,000		$2,650,000		$—			$152,456	(2)		$3,954,456
Executive Vice President and Joint Chief Operating Officer	2012 2011	$ $	1,152,000 1,152,000	$ $	2,000,000 2,000,000	$ $	— —		$ $	152,456 152,406		$ $	3,304,456 3,304,406

(1)

Represents amounts attributable to Mr. Silvester for personal financial, accounting, legal and administrative matters ($267,796), reimbursement under Mr. Silvester’s employment agreement for certain family travel ($42,281), payment in lieu of retirement benefit contribution ($210,200) and payment of his share of Bermudian payroll and social insurance tax ($37,256).

(2)	Represents cash payment in lieu of retirement benefit contribution ($115,200) and payment of the employee’s share of Bermudian payroll and social insurance tax ($37,256).

(3)

Represents the aggregate grant date fair value of 50,000 restricted shares granted to Mr. Harris in 2011 by the Compensation Committee under the Equity Incentive Plan. These restricted shares vest in four equal annual installments, with the last scheduled to vest on February 23, 2015. The aggregate grant date fair value shown represents the total number of restricted shares multiplied by the closing price of our ordinary shares on the grant date of February 23, 2011.

Grants of Plan-Based Awards in 2013

There were no plan-based awards granted during 2013.

Employment Agreements with Executive Officers

We have employment agreements with Messrs. Silvester, O’Shea, Packer and Harris, originally effective as of May 1, 2007. In April 2012, we and Messrs. Silvester, O’Shea, Packer and Harris agreed to extend the employment agreements for additional five-year terms ending December 31, 2016.

The material terms of each of the employment agreements are substantially the same, except as otherwise noted below. Under the employment agreements, the executives are each entitled to an annual base salary (which is set forth in the Summary Compensation Table above) and are eligible for incentive compensation under our incentive compensation programs. The executives are also entitled

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to certain employee benefits, including (i) life insurance benefits in the amount of five times base salary, (ii) medical and dental insurance for the executive, his spouse and any dependents, (iii) long-term disability insurance, and (iv) payment of an amount equal to 10% of the executive’s base salary each year in lieu of a retirement benefit contribution. For Messrs. Silvester and Packer, the agreements also provide reimbursement for one family trip to/from Bermuda each year. The amount of these benefits paid to the executives for the years ended December 31, 2013, 2012 and 2011 is reflected in the “All Other Compensation” column of the Summary Compensation Table above.

The employment agreements also provide for certain “double trigger” benefits upon termination of employment for various reasons, as described below in the section entitled “Potential Payments upon Termination or Change in Control.”

In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current five-year term, he has agreed not to compete with us for an 18-month period following the date employment ceases (except in the event his employment is terminated by us “without cause” or by the executive with “good reason”). The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.

After the current five-year term ends, each agreement renews for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Equity Incentive Plan

We maintain the Equity Incentive Plan, which provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: incentive stock options, nonqualified stock options, performance shares, performance share units, stock appreciation rights (“SARs”), restricted shares, restricted share units, bonus shares and dividend equivalents.

The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any year under the plan is 120,000 shares: options, SARs, performance shares, performance share units and bonus shares. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2011-2015 Annual Incentive Compensation Program

The Annual Incentive Plan was adopted by the Board in 2011 to replace the substantially similar 2006-2010 Annual Incentive Program, which had expired. The purpose of the plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability, which we believe primarily drives growth in our net book value in furtherance of our primary corporate objective. The Annual Incentive Plan provides for the grant of annual bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our executive officers.

The aggregate amount available for bonus awards for each year through 2015 is determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense). The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year. The Compensation Committee determines, at its sole discretion, the amount of the bonus award paid to each participant. For the year ended December 31, 2013, the Committee, agreeing with the

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recommendation of our CEO, decided to reduce the percentage to 13.3% (a decrease of $4.0 million). The CEO’s recommendation to reduce the size of the bonus pool was based on his review of the proposed annual incentive awards to employees on an individual and collective basis, and his determination that although the proposed awards did not constitute the full amount of the accrued bonus pool, they remained appropriately in line with Company and individual performances, and achieved the compensation program goals of rewarding performance with fair compensation. The overall executive/employee bonus pool was $32.1 million for 2013 versus $29.6 million for 2012 (an increase of 8.4%).

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom and the United States. We do not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, we pay out on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer and Harris, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer and Harris are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

Additional Benefits

Amounts for other benefits included in the “All Other Compensation” column of the Summary Compensation Table are described in “Compensation Discussion and Analysis — Other Benefits and Perquisites.”

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2013.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Dominic F. Silvester	—		$—
Richard J. Harris	25,000	(1)	$3,472,750	(2)
Paul J. O’Shea	—		$—
Nicholas A. Packer	—		$—

(1)	The remaining shares vest in two equal annual installments. 12,500 of the shares reported above vested on February 23, 2014.

(2)	Based on the closing price of our ordinary shares on December 31, 2013 ($138.91).

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Option Exercises and Stock Vested during 2013 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2013 fiscal year.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dominic F. Silvester	—	$ —
Richard J. Harris	12,500	$1,577,625(1)
Paul J. O’Shea	—	$ —
Nicholas A. Packer	—	$ —

(1)	Based on $126.21 per share, the closing price of our ordinary shares on the last trading day before the vesting date (February 22, 2013).

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical events as of December 31, 2013.

Executive Officer Employment Agreements

The executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid.

Under the employment agreements, “cause” means: (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreements, without “good reason” means resigning in circumstances other than: (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent, or (iii) any material reduction in the executive officer’s duties or authority.

Termination for “Cause” or Voluntary Termination without “Good Reason.” If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Enstar Group Limited	45	2014 Proxy Statement

Termination “without Cause” or Termination with “Good Reason.” The executive officer is entitled to the benefits described below if: (i) we terminate the executive officer’s employment “without cause” or (ii) the executive officer terminates his employment with “good reason”:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s annual base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months;

•	vesting of each outstanding unvested equity incentive award granted, if any, to the executive officer before, on or within three years of the effective date of the employment agreement; and

•

for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year (an “Incentive Plan Payment”). Because we currently do not tie incentive plan payments to a specific performance target, any Incentive Plan Payment would be made at the discretion of the Compensation Committee taking into account the executive officer’s performance while employed by the Company.

Termination following a Change in Control. The employment agreements are “double trigger” in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us “without cause” or (ii) termination by executive only with “good reason”. The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under “Termination ‘without Cause’/Termination with ‘Good Reason’.”

If the executive ends his employment following a change in control without “good reason,” the executive would receive only earned but unpaid compensation as of the termination date under his employment agreement.

Death of Executive. In the event of an executive officer’s death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his death, pursuant to life insurance benefits we maintain;

•	an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed (a “Pro Rata Incentive Plan Payment”); and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death.

Enstar Group Limited	46	2014 Proxy Statement

Disability of Executive. Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us);

•	a Pro Rata Incentive Plan Payment; and

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months.

Equity Incentive Plan

Under the Equity Incentive Plan, upon the occurrence of a change in control as defined in the plan: (i) forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units would immediately lapse; (ii) each option and SAR then outstanding would become immediately exercisable, and would remain exercisable throughout its entire term, unless exercised, cashed out or replaced; and (iii) any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares would be deemed to have been fully attained.

Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon a participant’s death or disability. Upon any other termination of employment, any unvested restricted shares or options are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. The disgorgement authority applicable to restricted shares would also apply to stock options. The vesting of any outstanding stock options would accelerate upon retirement, death or disability.

Annual Incentive Plan

Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.

Enstar Group Limited	47	2014 Proxy Statement

Hypothetical Payments and Benefits

The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2013.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$6,306,000	(3)	$—	$—	$6,006,000	(4)
Bonus(5)	—	3,100,000		—	3,100,000	3,100,000
Medical Benefits(6)	—	125,189		—	125,189	125,189
Life Insurance	—	—		—	10,510,000	—
Accelerated Vesting	—	—		—	—	—
TOTAL	$—	$9,531,189		$—	$13,735,189	$9,231,189
Richard J. Harris
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,350,000		—	2,350,000	2,350,000
Medical Benefits(6)	—	81,651		—	81,651	81,651
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting(7)	—	3,472,750		3,472,750	3,472,750	3,472,750
TOTAL	$—	$9,360,401		$3,472,750	$11,664,401	$9,060,401
Paul J. O’Shea
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,650,000		—	2,650,000	2,650,000
Medical Benefits(6)	—	90,573		—	90,573	90,573
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting	—	—		—	—	—
TOTAL	$—	$6,196,573		$—	$8,500,573	$5,896,573
Nicholas A. Packer
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,650,000		—	2,650,000	2,650,000
Medical Benefits(6)	—	147,628		—	147,628	147,628
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting	—	—		—	—	—
TOTAL	$—	$6,253,628		$—	$8,557,628	$5,953,628

(1)

Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)

Pursuant to the “double trigger” nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

(3)	Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2013.

(4)

Reflects annual base salary in effect on December 31, 2013 for a period of 36 months, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under disability insurance policies paid for by us.

(5)

Because bonus payments in any year are discretionary, the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer under the Annual Incentive Plan for the year ended December 31, 2013, which was paid in cash in 2014.

Enstar Group Limited	48	2014 Proxy Statement

(6)

Reflects the value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families and assumes continuation of premiums paid by us as of December 31, 2013 for the maximum coverage period of 36 months.

(7)	Reflects accelerated vesting of 25,000 restricted shares based on the closing price of our ordinary shares on December 31, 2013 ($138.91). 12,500 of these reported shares vested on February 23, 2014.

Enstar Group Limited	49	2014 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—		$ —	770,828	(2)
Equity compensation plans not approved by security holders	30,176	(1)	—	69,824	(3)
Total	30,176			840,652
(1)

Does not include 14,922 restricted share units issued by the Company in connection with the Merger in exchange for 14,922 restricted stock units issued by The Enstar Group, Inc. under The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors.

(2)

Consists of ordinary shares available for future issuance under the Equity Incentive Plan (including ordinary shares issuable in connection with awards under the Annual Incentive Plan) and the Enstar Group Limited Employee Share Purchase Plan.

(3)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under “Director Compensation.”

Enstar Group Limited	50	2014 Proxy Statement

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2013 and had discussions with management regarding the audited financial statements;

•

has discussed with the independent registered public accounting firm the matters required to be discussed Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•

has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairman

Charles T. Akre, Jr.

T. Whit Armstrong

Kenneth J. LeStrange

Enstar Group Limited	51	2014 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTOR

One Class II director is to be elected at the Annual General Meeting to hold office until our annual general meeting in 2017:

James D. Carey

Mr. Carey is currently serving as a director, and his biography is available above under “Corporate Governance — Board of Directors.” Included in the nominee’s biography is an assessment of his specific qualifications, attributes, skills and experience.

Our Board nominated Mr. Carey following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. The nominee has consented to serve if elected. We do not expect that the nominee will become unavailable for election as a director, but if he should become unavailable prior to the meeting, the proxies to vote for the nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE

Enstar Group Limited	52	2014 Proxy Statement

PROPOSAL NO. 2 — AMENDMENT OF BYE-LAWS TO CREATE ADDITIONAL SERIES OF

NON-VOTING COMMON SHARES

In connection with the Torus Amalgamation, our Board has approved, and we are now asking our shareholders to approve, an amendment to bye-laws 1.1, 4.3, 4.7(c) and 15 related to the creation of an additional series of non-voting common shares called Series E Non-Voting Convertible Common Shares (the “Series E Non-Voting Common Shares”).

The creation of this series will cause the Non-Voting Preferred Shares held by First Reserve to convert on a share-for-share basis into Series E Non-Voting Common Shares. Additionally, all other Non-Voting Common Shares authorized under our bye-laws but not classified as Series A, B, C or D Non-Voting Common Shares will be classified as Series E Non-Voting Common Shares. This will give us the ability to issue additional Series E Non-Voting Common Shares in the future, which may be desirable if a proposed recipient of shares sought to hold non-voting shares instead of voting shares for insurance regulatory, tax, or other business reasons. We do not have a present intention to issue any Series E Non-Voting Common Shares other than the shares being issued to First Reserve.

Bye-laws 4.3, 4.7(c) and 15 are proposed to be amended and restated to set forth the rights of the Series E Non-Voting Common Shares. These rights are as follows:

Pari Passu with Voting Ordinary Shares. If approved, the Series E Non-Voting Common Shares would generally be entitled to enjoy all of the economic rights attaching to our voting ordinary shares, but would be non-voting except in certain limited circumstances.

Dividends. In general, dividends will be paid on the Series E Non-Voting Common Shares when, as and if, and in the same amounts, declared on the voting ordinary shares. If we declare or pay a dividend or distribution to any holder of our voting ordinary shares in the form of our voting ordinary shares or other voting security, we will declare and pay to each holder of Series E Non-Voting Common Shares a proportional dividend or distribution in the form of Series E Non-Voting Common Shares.

Conversion. Each Series E Non-Voting Common Share will, under certain circumstances, convert at a one-for-one exchange ratio into voting ordinary shares subject to adjustment for share splits, dividends, recapitalizations, consolidations or similar transactions. Series E Non-Voting Common Shares will automatically convert into voting ordinary shares if the registered holder transfers them in a widely dispersed offering.

Voting. Series E Non-Voting Common Shares may only vote on matters as required under Bermuda law. If the Series E Non-Voting Common Shares are required to vote under Bermuda law in connection with any merger, consolidation or amalgamation of the Company, the aggregate voting power of the holders of the Series E Non-Voting Common Shares will not exceed 0.01% of the aggregate voting power of our issued share capital. In addition, the rights attached to the Series E Non-Voting Common Shares may only be varied with the written consent of each registered holder of Series E Non-Voting Common Shares to the extent such variation significantly and adversely affects the rights, preferences, privileges or voting power of such series.

Reorganization Events. If consideration consisting of property or securities payable to First Reserve as holders of Series E Non-Voting Common Shares upon a “Reorganization Event” would, in such holder’s judgment, create or exacerbate any issue for such holder, then the consideration will be adjusted as practicable to eliminate or address the issue, provided that the adjusted or different securities have the same value as, and are pari passu with, the securities they replaced. For this purpose, Reorganization Event includes any (i) consolidation, merger, tender offer or similar business

Enstar Group Limited	53	2014 Proxy Statement

combination of us with or into another person where voting ordinary shares or Series E Non-Voting Common Shares will be converted into cash, securities or other property of us or another person, (ii) sale, transfer, lease or conveyance of all or substantially all of our assets where voting ordinary shares or Series E Non-Voting Common Shares will be converted into cash, securities or other property of us or another person, (iii) reclassification of our voting ordinary shares or Series E Non-Voting Common Shares into another class of securities, and (iv) statutory exchange of our voting ordinary shares or Series E Non-Voting Common Shares for securities of another person other than in connection with a merger or acquisition.

In addition, bye-law 1.1 is proposed to be amended to include definitions relevant to the amendments to bye-law 4.3.

The proposed amendments to bye-laws 1.1, 4.3, 4.7(c) and 15 are set forth in Annex A. We urge you review Annex A before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS RELATING TO THE CREATION OF AN ADDITIONAL SERIES OF NON-VOTING COMMON SHARES

Enstar Group Limited	54	2014 Proxy Statement

PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.

Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2013.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our executive officers by voting “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2014 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

Enstar Group Limited	55	2014 Proxy Statement

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has reappointed KPMG Audit Limited (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2014. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment two years ago at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014 AND THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm during 2012

On April 17, 2012, the Audit Committee determined not to reappoint Deloitte & Touche Ltd., Bermuda (“Deloitte”), as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year. Deloitte had served as our independent registered public accounting firm for 2010 and 2011 and during the subsequent interim period in 2012 through the date of the 2012 annual general meeting. The Audit Committee’s decision to appoint KPMG followed its review of our auditors and associated expenses, and its conclusion that KPMG’s fee proposal was compelling and in line with the Company’s focus on expense reduction.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter thereof in connection with its report on the Company’s consolidated financial statements for either year.

Deloitte’s audit report dated February 24, 2012 on the Company’s consolidated financial statements as of, and for the years ended, December 31, 2011 and 2010, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosure prior to filing it with the SEC and Deloitte has stated in response that it agrees with such disclosure in all respects.

Enstar Group Limited	56	2014 Proxy Statement

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by KPMG Audit Limited and other member firms for the years ended December 2013 and 2012 and by Deloitte & Touche Ltd. and other member firms for the year ended December 31, 2012 are set forth below.

	2013	2012
	(in thousands of U.S. dollars)
Audit Fees	$6,632	$6,153
Audit-Related Fees	102	159
Tax Fees	638	733
All Other Fees	235	—
Total	$7,607	$7,045	(1)

(1) Includes $1.1 million of fees paid to our predecessor auditors, Deloitte & Touche Ltd., for audit fees ($401,000), audit-related fees ($41,000) and tax fees ($627,000) up to the last day of their appointment on June 21, 2012.

Audit Fees for the years ended December 31, 2013 and December 31, 2012 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2013 and December 31, 2012 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2013 and December 31, 2012 were for professional services rendered for tax compliance and tax consulting.

All Other Fees for the year ended December 31, 2013 were for professional services rendered for certain subsidiary restructuring matters. There were no fees in this category for the year ended December 31, 2012.

Consideration of Auditor Independence

The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.

Procedures for Pre-Approval of Audit and Non-Audit Services

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2013, the committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

Enstar Group Limited	57	2014 Proxy Statement

For the year ended December 31, 2013, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited	58	2014 Proxy Statement

PROPOSAL NO. 5 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries as of March 31, 2014 to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN

Subsidiary Director Nominees

5.1 AG Australia Holdings Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

5.2 Alopuc Ltd.

Derek Reid

C. Paul Thomas

Alan Turner

Theo Wilkes

5.3 Arden Reinsurance Limited

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Richard J. Harris

Nicholas A. Packer

5.4 Atrium Underwriting Group Ltd.

Steven Cook

Richard Harries

James Lee

Gordon Hamilton

Nicholas A. Packer

Paul J. O’Shea

Richard J. Harris

John Shettle

Scott Moser

5.5 Atrium Risk Management Services (Washington) Ltd.

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

5.6 Atrium Risk Management Services (British Columbia) Ltd.

Richard Harries

James Lee

Lee Greenway

Peter Hargrave

5.7 Atrium Insurance Agency (Asia) PTE

Steven Cook

Richard Harries

James Lee

Mark Hollingworth

Peter Hargrave

5.8 Atrium 5 Ltd.

Steven Cook

Richard Harries

James Lee

5.9 Atrium Insurance Agency Ltd.

Steven Cook

Richard Harries

James Lee

David Wade

5.10 Atrium Group Services Ltd.

Steven Cook

Richard Harries

James Lee

5.11 Atrium Underwriters Ltd.

Steven Cook

Richard Harries

James Lee

Gordon Hamilton

Nicholas A. Packer

Paul J. O’Shea

Andrew Elliott

Scott Moser

Kirsty Steward

Andrew Winyard

Toby Drysdale

Samit Shah

James Cox

5.12 Atrium Underwritings Holdings Ltd.

Steven Cook

Richard Harries

James Lee

5.13 Atrium 1 Ltd.

Steven Cook

Richard Harries

James Lee

Enstar Group Limited	59	2014 Proxy Statement

5.14 Atrium 2 Ltd.

Steven Cook

Richard Harries

James Lee

5.15 Atrium 3 Ltd.

Steven Cook

Richard Harries

James Lee

5.16 Atrium 4 Ltd.

Steven Cook

Richard Harries

James Lee

5.17 Atrium 6 Ltd.

Steven Cook

Richard Harries

James Lee

5.18 Atrium 7 Ltd.

Steven Cook

Richard Harries

James Lee

5.19 Atrium 8 Ltd.

Steven Cook

Richard Harries

James Lee

5.20 Atrium 9 Ltd.

Steven Cook

Richard Harries

James Lee

5.21 Atrium 10 Ltd.

Steven Cook

Richard Harries

James Lee

5.22 Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.23 Bayshore Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.24 B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

5.25 Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.26 Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Theo Wilkes

5.27 Brampton Insurance

Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steve Western

Theo Wilkes

5.28 Brittany Insurance

Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

5.29 Capital Assurance

Company, Inc.

Robert Redpath

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

5.30 Capital Assurance Services, Inc.

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

5.31 Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

5.32 Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.33 Cavell Insurance Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.34 Chatsworth Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

5.35 Claremont Liability

Insurance Company

Robert Redpath

Joseph Follis

Andrea Giannetta

Steven Given

Donald Woellner

James Grajewski

Thomas Nichols

5.36 Clarendon America

Insurance Company

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

5.37 Clarendon Holdings,

Inc.

Kathleen Barker

Steven Given

Thomas Nichols

5.38 Clarendon National

Insurance Company

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

5.39 CLIC Holdings, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar Group Limited	60	2014 Proxy Statement

5.40 Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

5.41 Constellation Reinsurance Company

Robert Redpath

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

Kathleen Barker

5.42 The Copenhagen Reinsurance Company (UK) Limited

Alan Turner

C. Paul Thomas

Steve Western

Theo Wilkes

5.43 Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

5.44 Cranmore (UK) Limited

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

5.45 Cranmore (Australia) Pty Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

5.46 Cranmore (Asia) Limited

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

5.47 Cranmore Asia (Pte) Limited

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

5.48 Cranmore (Bermuda) Limited

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

5.49 Cranmore (US) Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

Steven Norrington

5.50 Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

5.51 DLCM No. 1 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.52 DLCM No. 2 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.53 DLCM No. 3 Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.54 Eastshore Holdings Ltd.

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Duncan M. Scott

David Rocke

5.55 Electricity Producers Insurance Company (Bda) Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

5.56 Enstar (EU) Finance Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Shaun Holden

5.57 Enstar (EU) Holdings Limited

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

5.58 Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

5.59 Enstar Acquisitions Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.60 Enstar Australia Holdings Pty Ltd.

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

5.61 Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

5.62 Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

5.63 Enstar Financial Services Inc.

Cheryl D. Davis

Thomas Nichols

Enstar Group Limited	61	2014 Proxy Statement

5.64 Enstar Financing Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

5.65 Enstar Group Operations Inc.

Cheryl D. Davis

Thomas Nichols

5.66 Enstar Holdings (US) Inc.

Cheryl D. Davis

Steven Given

Robert V. Deutsch

Thomas Nichols

5.67 Enstar Insurance

Management Services Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

5.68 Enstar Investment

Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

5.69 Enstar Investments Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.70 Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.71 Enstar New York, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.72 Enstar (US) Inc.

Robert Redpath

Paul Brockman

Cheryl D. Davis

Steven Given

Thomas Nichols

5.73 Enstar Life (US), Inc.

Richard J. Harris

Kieran Hayes

John Moran

Gareth Nokes

5.74 Enstar USA Inc.

Thomas Nichols

Cheryl D. Davis

5.75 Fieldmill Insurance

Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.76 Fitzwilliam Insurance

Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

5.77 Flatts Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.78 Gordian Runoff

Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

5.79 Goshawk Dedicated Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.80 Goshawk Holdings (Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

5.81 Goshawk Insurance Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.82 Harper Holdings SARL

Nicholas A. Packer

John Cassin

5.83 Harper Insurance
Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

5.84 Harrington Sound
Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

5.85 Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

5.86 Hillcot Re Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.87 Hillcot Underwriting
Management Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.88 Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.89 Hudson Reinsurance

Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

5.90 Inter-Ocean Holdings
Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

Enstar Group Limited	62	2014 Proxy Statement

5.91 Inter-Ocean Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

5.92 Inter-Ocean Reinsurance

(Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

5.93 Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

5.94 Kinsale Brokers Limited

C. Paul Thomas

Alan Turner

Shaun Holden

Kenny McManus

5.95 Knapton Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.96 Knapton Insurance Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

5.97 Laguna Life Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

5.98 Laguna Life Holdings

SARL

Nicholas A. Packer

John Cassin

5.99 Laguna Life Limited

Orla Gregory

Paul J. O’Shea

Kieran Hayes

David Allen

Alastair Nicoll

5.100 Longmynd Insurance

Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.101 Marlon Insurance

Company Limited

C. Paul Thomas

Alan Turner

Steve Western

Theo Wilkes

5.102 Mercantile Indemnity

Company Limited

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

5.103 Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.104 New Castle Reinsurance

Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

5.105 Northshore Holdings

Limited

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.106 Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.107 Overseas Reinsurance

Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

5.108 Pavonia Holdings (US), Inc.

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.109 Pavonia Life Insurance Company of Delaware

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.110 Pavonia Life Insurance Company of Arizona

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

5.111 Pavonia Life Insurance Company of Michigan

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

Francis Ortiz

5.112 Pavonia Life Insurance Company of New York

Kieran Hayes

Robert Redpath

Orla Gregory

Richard J. Harris

John Moran

William Latza

Philip Toohey

Daniel O’Brien

5.113 Paladin Managed Care Services, Inc.

Thomas Nichols

Steven Given

Steven Norrington

Enstar Group Limited	63	2014 Proxy Statement

5.114 PointSure Insurance Services, Inc.

Thomas Nichols

Steven Given

Steven Norrington

5.115 Paget Holdings GmbH Limited

David Rocke

Elizabeth DaSilva

Duncan M. Scott

Adrian C. Kimberley

5.116 Providence Washington Insurance Company

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

5.117 PWAC Holdings Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.118 PW Acquisition Co.

Donald Woellner

Steven Given

Thomas Nichols

5.119 Regis Agencies Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.120 Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

5.121 River Thames Insurance Company Limited

Max Lewis

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.122 Rombalds Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.123 Rosemont Reinsurance

Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.124 Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

5.125 Royston Run-off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

5.126 Seaton Insurance Company

Joseph Follis

Andrea Giannetta

Steven Given

Thomas Nichols

Teresa Reali

5.127 SGL No. 1 Limited

Richard J. Harris

Paul Carruthers

Gareth Nokes

5.128 SGL No. 3 Limited

Richard J. Harris

5.129 SeaBright Insurance Company

Steven Given

Thomas Nichols

Michael Sheehan

Robert Redpath

David Calandro

John A. Dore

Nicholas Godellas

Richard Seelinger

Ian Millar

5.130 SeaBright Holdings, Inc.

Steven Given

Thomas Nichols

Robert Redpath

5.131 Shelbourne Group Limited

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

5.132 Shelbourne Syndicate Services Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Gareth Nokes

Dominic Sharp

Gary Griffiths

5.133 Shelly Bay Holdings Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

5.134 Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

5.135 Sun Gulf Holdings, Inc.

Cheryl D. Davis

Steven Given

Thomas Nichols

5.136 Sundown Holdings Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

5.137 Unionamerica

Acquisition Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Enstar Group Limited	64	2014 Proxy Statement

5.138 Unionamerica Holdings Limited C. Paul Thomas Alan Turner Theo Wilkes 5.139 Unionamerica Insurance Company Limited Jeremy Riley C. Paul Thomas Alan Turner Paul Carruthers Theo Wilkes

5.140 Unione Italiana (UK) Reinsurance Company Limited

Steve Western

C. Paul Thomas

Alan Turner

Theo Wilkes

5.141 Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

5.142 Veranda Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Nicholas A. Packer

Darran Baird

James Carey

5.143 Westshore Holdings Ltd.

Elizabeth DaSilva

Richard J. Harris

Duncan M. Scott

Adrian C. Kimberley

David Rocke

5.144 York Insurance Company

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

5.145 609 Capital Limited

Steven Cook

Richard Harries

James Lee

Subsidiary Director Nominees’ Biographies

Biographies for Dominic Silvester, Paul O’Shea and James Carey are included above in “Corporate Governance — Board of Directors.” Biographies for Richard Harris and Nicholas Packer are included above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

David Allen is a non-executive director of Laguna Life Limited and is currently a member of the Board of Directors of Altus Alpha plc. He was formerly Managing Director of Donnybrook Capital Partners Limited, a position he held from 2005 to 2008. Prior to that he was, from 1995 to 2004, Managing Director of Bankgesellschaft Berlin (Ireland) plc, a company within the Unicredit Banking Group.

David Atkins was appointed Chief Operating Officer of Enstar (EU) Limited in October 2010. From April 2007 to October 2010, he served as Head of Claims and Commutations and from 2003 to 2007 he served as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (“MMC”) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was a Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company, from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund as well as leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.

Thomas J. Balkan has served as Vice President, Secretary and Authorized House Counsel for Enstar (US) Inc. since April 2005 in St. Petersburg, Florida. He served in similar positions in the Florida

Enstar Group Limited	65	2014 Proxy Statement

office for International Solutions LLC from January 2002 until April 2005. He also currently serves as Corporate Secretary for Enstar Holdings (US) Inc. and its subsidiaries, and for Seaton Insurance Company. From November 1994 until December 2001 he served as Vice President, Secretary and Authorized House Counsel for various Bay West Group companies located in St. Petersburg, Florida. From October 1987 until September 1994, he worked as an associate in a law firm located in Piscataway, New Jersey.

Jay Banskota has served as the Vice President — Ceded Reinsurance of Enstar (US) Inc., since February 2006. He also served as a Director of Alpha Star (f/k/a Stirling Cooke Brown) from 2001 to August 2005 in New York, New York.

Kathleen Barker has been Chief Operating Officer of Clarendon National Insurance Company and its subsidiaries since July 2012. She had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2009, she served as Finance Director for The Hartford Bermuda companies. She trained as a Chartered Accountant with PricewaterhouseCoopers. She is a fellow of the Institute of Chartered Accountants in England and Wales and an Associate in Reinsurance.

Ian Belcher is currently managing director of Cranmore Asia (Pte) Limited. He joined Cranmore (Asia) Limited in 2009 after running his own Asia-based reinsurance consultancy company since 2004. Prior to that, he held positions as Director of GRM, the consultancy arm of CNA Europe, from 2002 to 2004, Chief Internal Auditor of ESG Re, a multinational reinsurer from 1999 to 2004 and Executive Vice President of Compre Administrators Limited from 1993 to 1999.

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. He is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, technology and operations. As a management consultant, he previously worked for Booz Allen Hamilton and McKinsey & Co. His positions include Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a six-year secondment to London.

Paul Brockman has served as Senior Vice President, Head of Commutations for Enstar (US) Inc. since October 2012. From April 2007 to October 2012, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in their London office. From April 2001 to April 2007, he also worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London. He has over 22 years of experience within the Reinsurance Industry.

David Calandro has served as the Midwest Regional Claim Manager for SeaBright Insurance Company since May 2010. He has also served as Vice President of Hinz Claim Management, Inc., Chicago, Illinois, from January 2003 through April 2010. Prior to that appointment, he spent 19 years holding various positions from Claim Examiner to Home Office Associate WC Line Manager at Kemper Insurance Company in Long Grove, Illinois. He is a member of the Society of Chartered Property Casualty Underwriters (CPCU).

Paul Carruthers has served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since August 2009, and originally joined Enstar (EU) Limited in

Enstar Group Limited	66	2014 Proxy Statement

early 2009. From April 2007 to December 2008, he was the Finance Director at RiverStone Managing Agency. From 1999 to 2002, he worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holdings SAR and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Lothar Crofton has been a Portfolio Manager for Enstar since April 2012. Prior to this, he was a Senior Vice President at Endurance Specialty Holdings Ltd., specializing in the areas of asset allocation and risk management. From 2002 until 2006, he served as a Vice President in the Investment Team at XL Capital. From 1997 to 2002, he served as Manager of the Investment Department of the Bermuda Monetary Authority. For the last six years, he has been a committee member of the Bermuda Public Funds Investment Committee.

Steven Cook is the Chief Executive Officer of Atrium Underwriting Group Limited (“AUGL”), a role he has undertaken since December 2005 and has been the Managing Director of Atrium Underwriters Limited (“AUL”), a Lloyd’s Managing Agency wholly owned by AUGL, since August 2000. He has previously been Finance Director of both the agency and the group and was a member of the Lloyd’s Capital Working Group and the LMA Capital Committee. The Atrium Group of companies was acquired by Enstar in November 2013.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

James Cox is currently Compliance Officer of AUL, a role he has held since January 2013. James has been with Atrium since 2003 and has held various roles within the Compliance Function. Prior to his appointment as Compliance Officer, James held the role of Deputy Compliance Officer & Risk Manager.

Elizabeth DaSilva has been the Human Resources and Administration manager of Enstar Limited since 1996. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. She was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. She had been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., she was a Senior Manager with KPMG Peat Marwick.

Ludovic de Belleval is a Deputy General Manager of the Credit Products Division within the Global Markets Group of Shinsei Bank. He has been involved in insurance and alternative investments since he joined the Bank in 2004. He previously worked in the M&A advisory groups of international investment banks in London and Paris, focusing on insurance and banking.

Robert V. Deutsch is a non-executive director of Enstar Holdings (US) Inc., and is a partner at GCP Capital Partners LLC, where he focuses on insurance-related investments. He was the founding

Enstar Group Limited	67	2014 Proxy Statement

Chief Executive Officer of a Bermuda-based specialty insurer, Ironshore Inc., and prior to that he served for five years as Chief Financial Officer of CNA Financial Corporation. Between 1987 and 1999, he was CFO and Chief Actuary, as well as President, of the two operating companies at Executive Risk Inc., a specialist insurer focusing on professional and management liability business. He also serves on the board of Beazley Furlonge Ltd., the Lloyd’s managing agency that forms part of Beazley plc, as a non-executive director.

John A. Dore has been in the property and casualty industry since 1974, when he began his underwriting career with Crum & Forster. In 1983, he was one of the founding members of Chicago Underwriting Group, which served as an underwriting manager for Old Republic Insurance Company. From 1987 to 1990, he served as President of Virginia Surety Company, Inc. and Dearborn Insurance Company (two Aon companies). In 1990, he joined a mid-sized public reinsurer, which was taken private by management and eventually sold to a large insurance holding company. From 2000 to 2002, he served as President and CEO of American Country Holdings, Inc. He started Sheridan Ridge Advisers LLC in 2003, and has been employed there since that time. He is a certified ARIAS-US arbitrator, mediator and umpire. He also serves as an expert witness and consultant in insurance and reinsurance matters. He has a BA from Yale University, an MBA from the Kellogg Graduate School of Business at Northwestern University and a Certificate of Mediation from DePaul University College of Law.

Toby Drysdale was appointed Deputy Underwriter of Syndicate 609 for the 2008 underwriting year of account and has worked at company since 1993. Toby was appointed a director of AUL in January 2008.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. He was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorizations Committee and the Joint Excess of Loss Committee. He is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, he has served as Senior Vice President of Enstar (US) Inc., in Warwick, Rhode Island. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company in Trenton, New Jersey. From July 1995 through October 1999, he served as Vice President of Environmental Claims for Envision Claims Management in Morristown, New Jersey. He began his insurance career with Continental Insurance Company in Cranbury, New Jersey, where he worked from May 1982 through July 1995. He held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007. She has also served as Senior Vice President and Director of Capital Assurance Company since August 2008. She further has served as Vice President and Director of Constellation Reinsurance Company Limited since January 2009. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management in Manchester, New Hampshire.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009 and was appointed as an executive director and Chief Executive Officer in 2011. He is also a non-executive director of a number of other Lloyd’s based companies, including Antares Underwriting

Enstar Group Limited	68	2014 Proxy Statement

Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

Steven Given is currently Chief Operating Officer of Enstar (US) Inc. Prior to his move to the U.S., he was Chief Executive Officer of Enstar Australia Limited from January 2009 to August 2011. Between June 2008 and January 2009, he was Chief Operating Officer of Enstar Australia Limited. Prior to his move to Australia, he was Senior Vice President of Enstar (US) Inc. between July 2007 and June 2008, and led the Group Commutations Team at Enstar (EU) Limited from June 2001 to June 2007. He was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Before 1993, he was employed as a senior auditor for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. He is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

Nicholas Godellas has been Director of Managed Care of Paladin Managed Care Service since January 2010. He has also served as Director of Managed Care of SeaBright Insurance Company from 2005 to 2010. From 2003 to 2005, he further served as Product Director of First Health from 2003 to 2005, and from 1986 to 2003 he served in various capacities for Kemper Insurance Companies.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. He has served as Executive Vice President of Enstar (US) Inc. since January 2007. He also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal SunAlliance Insurance Company in North Carolina.

Lee Greenway is the President of Atrium Risk Management Services (Washington) Ltd and Atrium Risk Management Services (British Columbia) Ltd., a role he has undertaken since January 2010. He was previously the North American Property and Casualty binding authority underwriter for Atrium Syndicate 570. Prior to joining Atrium in 1998, Lee was responsible for worldwide binding authorities for Ace Lloyd’s Syndicate 47.

Orla Gregory is currently Senior Vice President of Mergers and Acquisitions of Enstar Limited and has been with the Company since 2003. She worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, she worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

Gary Griffiths is currently an independent non-executive director of Shelbourne Syndicate Services and has been since December 2013. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee.

David Grisley is currently our Group Chief Information Officer, and has been with Enstar since 1996. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

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David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.

Nicholas Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Run-off Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Gordon Hamilton was appointed to the Boards of AUGL and AUL in 2014 as Independent Non-Executive Director and Chair of the Audit Committee. He is a fellow of the Institute of Chartered Accountants in England and Wales and was a Partner at Deloitte & Touche until 2006. He currently sits on a number of external boards as a Non-Executive Director.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and has served as its Non-Executive Chairman since 2003. He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining AUGL he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.

Richard Harries was appointed Active Underwriter of Syndicate 609 in January 2008 having worked at the Syndicate for ten years primarily on the energy account. Prior to joining AUL, Richard was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. Richard was appointed a Director of AUGL and AUL in January 2008.

Kieran J. Hayes has served as Director and Chief Executive Officer of Laguna Life Limited since March 2011. Prior to that, from June 2004 to March 2011, he held a number of senior management roles with Citigroup, most recently as Managing Director of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as senior Vice President of Operations, and prior to that was with Great West Life Insurance Company, also in Chicago.

Shaun Holden has been a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.

Mark Hollingworth joined Syndicate 609 in 2001 in the newly formed Non-Marine Property team. Mark progressed from assistant underwriter to full underwriter status and in 2012 was appointed CEO of Atrium Insurance Agency (ASIA). ASIA is a service company trading on the Lloyd’s Asia platform, based in Singapore.

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007, he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Before that, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.

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Mark A. Kern has served as the Senior Reinsurance Analyst at Enstar (US) Inc. since 2003 and has been based out of Florida and New York.

Adrian C. Kimberley has been with the Company since 2000 and is currently its Chief Accounting Officer. From 1995 until 1999, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. He was the Controller for Techware Systems Corporation in Vancouver, B.C., Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002 and Brampton Insurance Company since 2006. He is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

William Latza is a partner in the law firm of Stroock & Stroock & Lavan LLP in New York City. Mr. Latza is engaged in insurance and reinsurance law, principally in the areas of corporate transactions, holding company and financial condition regulation, insurance-related acquisitions and financings, alternative and capital markets risk transfer, discontinued operations and reinsurance transactions. Mr. Latza received his law degree from Georgetown University Law Center. He is a member of the board of directors of Pavonia Life Insurance Company of New York and also serves on the audit committee of its board.

James Lee is the Chief Operating Officer for AUGL and AUL, having been with Atrium since April 2001. He was previously the Compliance Director and serves on the Lloyd’s Managing Agents (LMA) Regulatory Committee (Chairman for two years) and the LMA Solvency ll Committee leading the governance work-stream.

Michael Lynagh joined the board of Enstar (EU) Limited in March 2012. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. He has served as a Director of Shelbourne Group Limited since 2008. He served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Kenny McManus has been with the Company since 2000 and is currently Head of Ceded Reinsurance (UK and Europe), with full responsibility for all aspects of the ceded technical and debt collection operations. He has 25 years reinsurance claims experience, and held a number of senior roles within Equitas and its predecessor agencies, where he was employed prior to joining Enstar.

Goh Mei Xuan Michelle has been a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positions in several companies in Singapore. She was previously connected with Drew & Napier LLC as a Secretary.

Ian Millar has been with the Company since 2004 and is currently Client Director for SeaBright Insurance Company. From 2004 to 2013, he held Client Manager and Client Director positions for various companies for our UK Group. From 2002 to 2004, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a member of the Chartered Professional Accountants Canada.

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John Moran has been with the Company since 2013 and is currently CFO of Enstar Subsidiary Pavonia Holdings Inc. and its affiliates. From July 2006 to March 2013, he held the position of Senior Vice President with HSBC, the predecessor company. From October 1998 to July 2006, he held the position of Controller with a medium sized privately held healthcare company and from May 1992 to October 1998 he held various finance positions with a publicly traded healthcare company. He is a certified public accountant and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Scott Moser joined Atrium as Non-Executive Director in 2008. Scott was previously Chief Executive Officer of Equitas Limited, the specialist vehicle established by Lloyd’s in 1996 to handle claims liabilities prior to 1992.

Alastair Nicoll is a non-executive director of Laguna Life Limited. He is currently the Chief Operating Officer of Aon Global Risk Consulting in Ireland, a position he has held since 2005. From 1996 to 2005, he held risk consulting roles with Aon in the United Kingdom, working mainly with European clients. Prior to that, he worked in captive management with Aon Bermuda from 1986 to 1995. He is responsible for the risk consulting business in Ireland and currently serves on several client boards.

Thomas Nichols has been Chief Financial Officer of Enstar Holdings (US) Inc. and its subsidiaries since July 2012. He had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2003, he served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes has been with the Company since 2006 and is currently Senior Vice President Finance. From January 2006 to July 2012, he held the position of Chief Financial Officer for our UK Group. From March 2005 to January 2006, he worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, UK office. From 2001 to 2005, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Daniel R. O’Brien joined Beneficial Corporation in 1984 as assistant vice president of internal audit of the Beneficial Insurance Group, and ascended to the position of chief executive officer. In 1998, Beneficial merged with Household International Inc. At that time, Mr. O’Brien was named managing director and CEO of Household’s insurance group and assumed responsibility for the combined insurance operations of the merged companies. He served in that capacity until his retirement from Household in 2002. Mr. O’Brien currently serves as a member of the Board of Pavonia Life Insurance Company of New York, and is chairman of its audit committee.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

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Francis Ortiz is a non-executive director of Pavonia Life Insurance Company of Michigan and has been a Michigan attorney since December of 1980 following his graduation from Harvard Law School. He has been a partner and member in the Detroit-based law firm Dickinson Wright PLLC for more than 30 years, with a concentration in the insurance industry.

Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as its Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Teresa Reali has worked as a Senior Accountant for Enstar (US) Inc. in Rhode Island since March 2006. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island. Her last position with Providence Washington was Senior Accountant.

Robert Redpath has served as the General Counsel of Clarendon National Insurance Company and subsidiaries since April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for 4 years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney (solicitor) both in England and in the State of New York. He is also an ARIAS certified arbitrator.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Jeremy Riley is an independent non-executive director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. He has held a number of roles in the global Insurance markets, working at a strategic and senior executive level. Most recently, he was the Regional CEO of a multinational insurance company and has worked as an advisor to a number of private equity firms.

Raymond Rizzi has served as Vice President of Enstar (US) Inc. since April 2006, and had also served as Vice President of the Stonewall Insurance Company from April 2006 through April 2010. He also served as Regional Manager, Assistant Vice President, and Vice President of Highlands Insurance Company from January 2000 to April 2006 in Lawrenceville, New Jersey. From 1996 until 1999, he served as Vice President for Envision Claims Management in Morristown, New Jersey. From 1989 until 1996, he served as Home Office Account Manager and Home Office Account Executive for Travelers Insurance Company in Hartford, Connecticut.

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David Rocke is currently a director and Executive Vice President of Enstar Limited. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, he held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Richard C. Ryan has been the Controller and Treasurer of Enstar (US) Inc. since April 2005. He served as Controller of International Solutions LLC from 1999 to 2005 in Florida. He was Field Controller of AIG Domestic Life Companies from 1995 to 1999 in Delaware. He was a Manager & Auditor for American Centennial Insurance Company from 1983 to 1995 in New Jersey.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Richard Seelinger has served as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger has also served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Worker’s Compensation Claim Officer of Kemper Insurance Company from 1994-1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.

Samit Shah has been the Chief Actuary of AUL since 2006 and was appointed as director in 2012. Prior to 2006 he worked as an actuarial consultant with Ernst & Young.

Dominic Sharp has been with Shelbourne Syndicate Services Limited since August 2011 and is currently its UK Chief Actuary. From July 2007 to July 2011, he worked as Chief Actuary of Centrally Managed Businesses UK within Zurich Financial Services. From 1996 to 2007, he worked within the Actuarial & Insurance Management Solutions department of PricewaterhouseCoopers. He is a fellow of the Institute & Faculty of Actuaries in the UK.

Michael Sheehan joined Clarendon Insurance Group in September 2002 as a Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.

John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of Torus Insurance Holdings Limited and is a director of AUGL. Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O. Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. She also served as a

Enstar Group Limited	74	2014 Proxy Statement

Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987, she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both their Sydney and London offices.

Kirsty Steward joined Atrium in 2003, initially as Group Accountant. Ms. Steward was appointed Financial Controller in 2010 and became Finance Director of AUL in 2013.

C. Paul Thomas has been with the Company since 2001 and is currently the Chief Financial Officer of our UK Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining the Company, he was the Finance Director of Wasa International UK, a London Market insurance company for several years, having previously held senior financial positions within Friends Provident Group, NM Financial Management and Schroder Life. He is a fellow of the Chartered Association of Certified Accountants.

Roger Thompson joined Enstar Limited in July 2009 as Chief Investment Officer. From 2002 to 2008, he served as Senior Vice President, Treasurer and Chief Investment Officer of AXIS Capital Holdings Limited. He worked for various Zurich Financial Services subsidiaries in Bermuda from 1994 to 2002 where he ultimately served as President, Chief Financial and Administrative Officer of Zurich Investment Services Limited. He is a Chartered Accountant and Chartered Financial Analyst.

Philip Toohey is a director of Pavonia Life Insurance Company of New York and was Senior Executive Vice President, General Counsel and Secretary of HSBC USA Inc and HSBC Bank USA from 1990 to May 2004. He joined HSBC in 1984 as Assistant General Counsel. From 1970-1984 he was a Partner in the Phillips Lytle law firm. From 1968-1970 he clerked for the Honorable Louis M Greenblott, Appellate Division, Third Department, Albany, New York. Mr. Toohey is a member of the Erie County New York State and American Bar Associations. He is a director of the Better Business Bureau of Upstate New York and has served three terms as Chairman of that organization.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, He held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as Chief Executive Officer of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law.

David Wade is the Space Underwriter of the Atrium Space Insurance Consortium (ASIC). He joined Atrium to found ASIC in 2007. Prior to Atrium, David was the Space Underwriter for the Brit Space Consortium and prior to that spent time working in the space industry and teaching satellite engineering at university level. David is currently the chair of the LMA Satellite Committee. He was appointed a director of AIAL in July 2012.

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Brian J. Walker joined Enstar (EU) Limited in 2003 and is currently client director for a number of run-off clients of Enstar (EU) Limited. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, he was a Senior Audit Manager with Ernst & Young, Bermuda.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005. He was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.

Steve Western joined Enstar (EU) Limited in 2007 and is currently client director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd from 1995 to 2003 and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Andrew Winyard was appointed the Deputy Underwriter of Syndicate 570 in 2005 and was appointed a director of AUL in 2008. Syndicate 570 merged with Syndicate 609 for the 2012 year of account.

Theo Wilkes is Head of UK Finance at Enstar (EU) Limited. He joined Enstar in March 2010 having worked from 2004 to 2010 at Catalina Services UK (formerly Alea Services UK) as Group Financial Controller. From 1998 to 2004, he was employed by Littlejohn Frazer specializing in financial services audit and related work. He is an Associate of the Institute of Chartered Accountants in England and Wales and also has a BA (Hons) English and an MA in Management Systems from the University of Hull.

Donald Woellner has served as Senior Vice President of Enstar (US) Inc. since August 2010. He is located in the East Providence, Rhode Island office. He also serves as Senior Vice President & Chief Financial Officer of several insurance companies acquired in 2010. Prior to joining Enstar (US) Inc., he served as Senior Vice President and Treasurer of the Providence Washington Insurance Companies from 2005 to 2010.

Mark Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a director since 2002. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

Yoshinori Yokoo holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. He has been with Shinsei Bank since 2005.

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OTHER GOVERNANCE MATTERS

Shareholder Proposals for the 2015 Annual General Meeting

Shareholder proposals intended for inclusion in the proxy statement for the 2015 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by December 30, 2014 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2015 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 30, 2014 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2015 annual general meeting of shareholders if it is received no later than March 14, 2015, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2015 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

Other Matters

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

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ANNEX A

Proposed Amendments to Bye-Laws 1.1, 4.3, 4.7(c) and 15

The following new definition will be included in Bye-law 1.1:

“Affiliate” or “affiliate” of any specified Member means any other person directly or indirectly controlling or controlled by or under common control with such specified Member. For the purposes of this definition, “control” when used with respect to any specified Member means the power to direct or cause the direction of the management and/or policies of such Member, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“First Reserve” means FR XI Offshore AIV, L.P., First Reserve Fund XII, L.P., FR XII A Parallel Vehicle L.P. and FR Torus Co-Investment, L.P.

Bye-laws 4.3, 4.7(c) and 15 will be amended as indicated below.

4.3	(a)

The Non-Voting Convertible Common Shares shall be divided into the following series: (i) Series A Non-Voting Common Shares, (ii) Series B Non-Voting Common Shares, (iii) Series C Non-Voting Common Shares ~~and~~, (iv) Series D Non-Voting Common Shares and (v) Series E Non-Voting Common Shares, each with the respective rights hereinafter specified. All Non-Voting Convertible Common Shares issued as of December 31, 2010 shall be designated Series A Non-Voting Common Shares. All Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates (x) pursuant to Section 2.03(b) of the Investment Agreement or (y) upon the conversion of Common Shares into Non-Voting Convertible Common Shares pursuant to Bye-law 4.2, in each case, shall be Series B Non-Voting Common Shares. All other Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates pursuant to the Investment Agreement shall be Series C Non-Voting Common Shares. Series D Non-Voting Common Shares may be issued upon conversion of (i) Common Shares in accordance with Bye-law 4.2, (ii) Series B Non-Voting Common Shares in accordance with Bye-law 4.3(g) or (iii) Series C Non-Voting Common Shares in accordance with Bye-law 4.3(h). All other Non-Voting Convertible Common Shares are Series E Non-Voting Common Shares, including the Non-Voting Convertible Common Shares issued to First Reserve or its Affiliates upon the conversion of Series B Preference Shares.

(b)	The holders of Non-Voting Convertible Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(i)	be entitled to such dividends as the Board may from time to time declare on a pari passu basis with the Common Shares;

(ii)

in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company on a pari passu basis with the Common Shares; and

(iii)

generally be entitled to enjoy all of the rights attaching to Common Shares, but shall be non-voting, except (1) as required by law, (2) in accordance with Bye-law 15 or (3) for the limited voting rights specified in Bye-law 4.3(c).

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(c)

The holders of the Series B Non-Voting Common Shares, voting together as a separate class, and the holders of the Series C Non-Voting Common Shares, voting together as a separate class, shall be entitled to vote such shares, but only with respect to the following limited matters, which shall constitute a variation of class rights for the purposes of Bye-law 15:

(i)

any amendment, alteration or repeal of any provision of the Company’s memorandum of association or these Bye-laws (including any amendment, alteration or repeal by means of a merger, amalgamation, consolidation or otherwise) so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable;

(ii)

any consummation of a binding share exchange or reclassification involving the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares or of a merger, consolidation or amalgamation of the Company with another corporation or other entity (except for any such merger, consolidation or amalgamation in which the consideration paid to shareholders is entirely in cash), unless in each case (x) the shares of Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, remain outstanding or, in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, are converted into or exchanged for securities of the surviving or resulting entity or its ultimate parent, and (y) such shares have such rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, immediately prior to such consummation, taken as a whole.

provided, for the sake of clarity, that the holders of the Series A Non-Voting Common Shares ~~and~~, the Series D Non-Voting Common Shares and the Series E Non-Voting Common Shares shall not be entitled to vote such shares, except as required under Bermuda law.

(d)

Each Series A Non-Voting Common Share and Series B Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, immediately prior to any transfer by the registered holder, whether or not for value, to a third party, except for transfers to a nominee or Affiliate of such holder in a transfer that will not result in a change of beneficial ownership (as determined under Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended) or to a person that already holds Series A Non-Voting Common Shares or Series B Non-Voting Common Shares.

(e)

Each Series C Non-Voting Common Share ~~and~~, Series D Non-Voting Common Share and Series E Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, only upon the transfer by the registered holder thereof,

Enstar Group Limited	79	2014 Proxy Statement

whether or not for value, to a third party in a Widely Dispersed Offering. As used herein, “Widely Dispersed Offering” means (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting shares of the Company or (iii) a transfer to a transferee that would control more than 50% of the voting shares of the Company without any transfer from the holder. For purposes of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares, the term “registered holder” or “holder” means GSCP or its BHC Affiliates and any direct or indirect transferee of GSCP or its BHC Affiliates except a direct or indirect transferee that receives the Series C Non-Voting Common Shares or Series D Non-Voting Common Shares in a Widely Dispersed Offering.

(f)

The holders of the Series A Non-Voting Common Shares shall not be permitted to convert such shares into any other class of the Company’s share capital or into any other series of Non-Voting Convertible Common Shares, except pursuant to a transfer permitted by clause (d) of this Bye-law 4.3.

(g)

The holders of the Series B Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Common Shares at any time, in the sole discretion of such holder.

(h)

The holders of the Series C Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series D Non-Voting Common Shares at any time, in the sole discretion of such holder. The holders of the Series D Non-Voting Common Shares shall have no right to convert such shares, except that, upon the receipt of all applicable regulatory approvals, all or any number of such shares may be converted into Series C Non-Voting Common Shares at any time, in the sole discretion of such holder. The holders of the Series E Non-Voting Common Shares shall have no right to convert such shares.

(i)

If at any time the Company declares or pays a dividend or distribution to any holder of Common Shares in the form of Common Shares or other voting security of the Company, the Company shall declare and pay to each holder of Non-Voting Convertible Common Shares a proportional dividend or distribution in the form of the same series of Non-Voting Convertible Common Shares.

(j)

Notwithstanding anything herein to the contrary, if the consideration payable to GSCP or its BHC Affiliates or First Reserve or its Affiliates as holders of Non-Voting Convertible Common Shares upon a Reorganization Event consists (in whole or in part) of property or securities that would, in the sole judgment of any holder thereof, create, aggravate or exacerbate any issue, problem or concern for any such holder or any of its affiliates, then the consideration payable to such holder shall be adjusted (e.g., by the issuance of non-voting securities that are economically equivalent to the voting securities they replaced and would convert into such voting securities on transfer to an unaffiliated third party, subject, if applicable, to the conversion restrictions set forth in Bye-law 4.3(e)) to the maximum extent practicable to eliminate or address such issue, problem or concern, so long as such adjusted or different securities have the same value as, and are pari passu with, the securities that they replaced.

4.7(c)

In the event that a Tentative 9.5% U.S. Shareholder exists, (i) the aggregate votes conferred by Common Shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the combined voting power conferred by the Common Shares and the voting power that would be conferred by the

Enstar Group Limited	80	2014 Proxy Statement

Common Shares into which the Series B Non-Voting Common Shares are then convertible, in each case that are treated as Controlled Shares of the Tentative 9.5% U.S. Shareholder, will constitute 9.5% of the voting power of all Common Shares (taking into account the reduction effected by clause (ii) of this Bye-law 4.7(c)) and (ii) the aggregate votes conferred by the Common Shares held by GSCP and its affiliates and treated as Controlled Shares of such Members shall be correspondingly reduced to the extent necessary such that the ratio of (x) the voting power represented by the sum of (A) the votes conferred by such Common Shares and (B) the votes that would be conferred by any Common Shares into which the Series B Non-Voting Common Shares are then convertible to (y) the voting power of all Common Shares (taking into account the reduction effected by clause (i) of this Bye-law 4.7(c)) is not greater than the ratio as if the adjustment described in clause (i) of this Bye-law 4.7(c) had not occurred. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided, that in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder’s economic interest in (as opposed to voting control with respect to) such shares. The adjustments of voting power described in this Bye-law shall apply repeatedly until there is no 9.5% U.S. Shareholder. The Board may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 4.7 through 4.10, a share may carry a fraction of a vote. In the event any Non-Voting Convertible Common Shares of any registered holder are entitled to vote on any matter under Bermuda law (including, but not limited to, any Reorganization Event), such shares shall be deemed for purposes of this Bye-law 4.7(c) to be that number of Common Shares into which such Non-Voting Convertible Common Shares may be converted upon a qualified transfer, and the voting power adjustments set forth in this Bye-law 4.7(c) shall apply to Common Shares and such Non-Voting Convertible Common Shares, collectively, on such basis. Notwithstanding anything herein to the contrary, the aggregate voting power of the holders of Series C Non-Voting Common Shares and Series D Non-Voting Common Shares with respect to any merger, consolidation or amalgamation of the Company with another corporation or other entity shall in no event exceed 0.01% of the aggregate voting power of the Company’s issued share capital, and this sentence shall not be amended without the affirmative vote (or written consent) of the holders representing a majority of each of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares. Notwithstanding anything herein to the contrary, the aggregate voting power of the holders of Series E Non-Voting Common Shares with respect to any merger, consolidation or amalgamation of the Company with another corporation or other entity shall in no event exceed 0.01% of the aggregate voting power of the Company’s issued share capital, and this sentence shall not be amended without the affirmative vote (or written consent) of the holders representing a majority of each of the Series E Non-Voting Common Shares. For the avoidance of doubt, the voting power adjustments set forth in this Bye-law 4.7(c) shall not apply to the voting rights set forth in Bye-law 4.3(c).

15.	Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the

Enstar Group Limited	81	2014 Proxy Statement

shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Notwithstanding the foregoing, with respect to the Series C Non-Voting Common Shares ~~and~~, Series D Non-Voting Common Shares and Series E Non-Voting Common Shares only, the rights attached to such Series C Non-Voting Common Shares ~~or~~, such Series D Non-Voting Common Shares or such Series E Non-Voting Common Shares may, whether or not the Company is being wound-up, be varied with the consent in writing of each registered holder thereof holding such Series C Non-Voting Common Shares ~~or~~, Series D Non-Voting Common Shares or Series E Non-Voting Common Shares, respectively, to the extent such variation significantly and adversely affects the rights, preferences, privileges or voting powers of the Series C Non-Voting Common Shares ~~or~~, Series D Non-Voting Common Shares or Series E Non-Voting Common Shares, respectively, set forth in Bye-law 4.3.

Enstar Group Limited	82	2014 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com
ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX BERMUDA

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 5, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69568-P52373                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR
the nominee for director:
1.	Election of Director:	For	Against	Abstain
James D. Carey
The Board of Directors recommends you vote FOR Proposals No. 2, 3 and 4.							For	Against	Abstain
2.

To amend the Company’s bye-laws to create an additional series of non-voting common shares, a portion of which will be issued to affiliates of First Reserve in place of the non-voting preferred shares that were issued at the closing of the Torus acquisition.

3.	Advisory vote to approve executive compensation.
4.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2014 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 5.
5.	Election of subsidiary directors as set forth in Proposal No. 5.
Please refer to the back of the card for special voting instructions regarding Proposal No. 5.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Proxy Statement are available at www.proxyvote.com.

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M69569-P52373

ENSTAR GROUP LIMITED

Annual General Meeting of Shareholders

June 10, 2014

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dominic F. Silvester and Richard J. Harris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on June 10, 2014 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 5:

You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 5.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee’s name and submitting your vote by mail or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 5 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-1	AG AUSTRALIA HOLDINGS LIMITED
	Nominees:	For	Against	Abstain
1.	Richard J. Harris
2.	Nicholas A. Packer
3.	Steven Given
4.	Sandra O’Sullivan
5.	Nicholas Hall
5-2	ALOPUC LTD.
Nominees:
6.	Derek Reid
7.	C. Paul Thomas
8.	Alan Turner
9.	Theo Wilkes
5-3	ARDEN REINSURANCE LIMITED
Nominees:
10.	Adrian C. Kimberley
11.	David Rocke
12.	Paul J. O’Shea
13.	Richard J. Harris
14.	Nicholas A. Packer
5-4	ATRIUM UNDERWRITING GROUP LTD.
Nominees:
15.	Steven Cook
16.	Richard Harries
17.	James Lee
18.	Gordon Hamilton
19.	Nicholas A. Packer
20.	Paul J. O’Shea
21.	Richard J. Harris
22.	John Shettle
23.	Scott Moser
5-5	ATRIUM RISK MANAGEMENT SERVICES (WASHINGTON) LTD.
Nominees:
24.	Richard Harries
25.	James Lee
26.	Lee Greenway
27.	Peter Hargrave
5-6	ATRIUM RISK MANAGEMENT SERVICES (BRITISH COLUMBIA) LTD.
Nominees:
28.	Richard Harries
29.	James Lee
30.	Lee Greenway
31.	Peter Hargrave

5-7	ATRIUM INSURANCE AGENCY (ASIA) PTE
	Nominees:	For	Against	Abstain
32.	Steven Cook
33.	Richard Harries
34.	James Lee
35.	Mark Hollingworth
36.	Peter Hargrave
5-8	ATRIUM 5 LTD.
Nominees:
37.	Steven Cook
38.	Richard Harries
39.	James Lee
5-9	ATRIUM INSURANCE AGENCY LTD.
Nominees:
40.	Steven Cook
41.	Richard Harries
42.	James Lee
43.	David Wade
5-10	ATRIUM GROUP SERVICES LTD.
Nominees:
44.	Steven Cook
45.	Richard Harries
46.	James Lee
5-11	ATRIUM UNDERWRITERS LTD.
Nominees:
47.	Steven Cook
48.	Richard Harries
49.	James Lee
50.	Gordon Hamilton
51.	Nicholas A. Packer
52.	Paul J. O’Shea
53.	Andrew Elliott
54.	Scott Moser
55.	Kirsty Steward
56.	Andrew Winyard
57.	Toby Drysdale
58.	Samit Shah
59.	James Cox
5-12	ATRIUM UNDERWRITINGS HOLDINGS LTD.
Nominees:
60.	Steven Cook
61.	Richard Harries
62.	James Lee

5-13	ATRIUM 1 LTD.
	Nominees:	For	Against	Abstain
63.	Steven Cook
64.	Richard Harries
65.	James Lee
5-14	ATRIUM 2 LTD.
Nominees:
66.	Steven Cook
67.	Richard Harries
68.	James Lee
5-15	ATRIUM 3 LTD.
Nominees:
69.	Steven Cook
70.	Richard Harries
71.	James Lee
5-16	ATRIUM 4 LTD.
Nominees:
72.	Steven Cook
73.	Richard Harries
74.	James Lee
5-17	ATRIUM 6 LTD.
Nominees:
75.	Steven Cook
76.	Richard Harries
77.	James Lee
5-18	ATRIUM 7 LTD.
Nominees:
78.	Steven Cook
79.	Richard Harries
80.	James Lee
5-19	ATRIUM 8 LTD.
Nominees:
81.	Steven Cook
82.	Richard Harries
83.	James Lee
5-20	ATRIUM 9 LTD.
Nominees:
84.	Steven Cook
85.	Richard Harries
86.	James Lee
5-21	ATRIUM 10 LTD.
Nominees:
87.	Steven Cook
88.	Richard Harries
89.	James Lee

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-22	BANTRY HOLDINGS LTD.
	Nominees:	For	Against	Abstain
90.	Adrian C. Kimberley
91.	Duncan M. Scott
92.	David Rocke
5-23	BAYSHORE HOLDINGS LTD.
Nominees:
93.	Richard J. Harris
94.	Paul J. O’Shea
95.	Nicholas A. Packer
96.	Darran Baird
97.	James Carey
5-24	B.H. ACQUISITION LIMITED
Nominees:
98.	Richard J. Harris
99.	Paul J. O’Shea
100.	David Rocke
101.	Adrian C. Kimberley
5-25	BLACKROCK HOLDINGS LTD.
Nominees:
102.	Adrian C. Kimberley
103.	Duncan M. Scott
104.	David Rocke
5-26	BOSWORTH RUN-OFF LIMITED
Nominees:
105.	Alan Turner
106.	Ludovic de Belleval
107.	C. Paul Thomas
108.	Brian J. Walker
109.	Theo Wilkes
5-27	BRAMPTON INSURANCE COMPANY LIMITED
Nominees:
110.	Max Lewis
111.	C. Paul Thomas
112.	Alan Turner
113.	Steve Western

114.	Theo Wilkes
5-28	BRITTANY INSURANCE COMPANY LTD.
Nominees:
115.	Paul J. O’Shea
116.	Richard J. Harris
117.	Adrian C. Kimberley
118.	David Rocke
119.	Duncan M. Scott

5-29	CAPITAL ASSURANCE COMPANY, INC.
	Nominees:	For	Against	Abstain
120.	Robert Redpath
121.	Andrea Giannetta
122.	James Grajewski
123.	Steven Given
124.	Thomas Nichols
5-30	CAPITAL ASSURANCE SERVICES, INC.
Nominees:
125.	Andrea Giannetta
126.	James Grajewski
127.	Steven Given
128.	Thomas Nichols
5-31	CASTLEWOOD LIMITED
Nominees:
129.	Adrian C. Kimberley
130.	Duncan M. Scott
131.	Elizabeth DaSilva
5-32	CAVELL HOLDINGS LIMITED
Nominees:
132.	C. Paul Thomas
133.	Alan Turner
134.	Theo Wilkes
5-33	CAVELL INSURANCE COMPANY LIMITED
Nominees:
135.	Steve Western
136.	C. Paul Thomas
137.	Alan Turner
138.	Theo Wilkes
5-34	CHATSWORTH LIMITED
Nominees:
139.	Richard J. Harris
140.	Adrian C. Kimberley
141.	David Rocke
142.	Elizabeth DaSilva
143.	Orla Gregory

5-35	CLAREMONT LIABILITY INSURANCE COMPANY
Nominees:
144.	Robert Redpath
145.	Joseph Follis
146.	Andrea Giannetta
147.	Steven Given
148.	Donald Woellner
149.	James Grajewski
150.	Thomas Nichols

5-36	CLARENDON AMERICA INSURANCE COMPANY
	Nominees:	For	Against	Abstain
151.	Joseph Follis
152.	Steven Given
153.	Thomas Nichols
154.	Robert Redpath
155.	Michael Sheehan
156.	Kathleen Barker
5-37	CLARENDON HOLDINGS, INC.
Nominees:
157.	Kathleen Barker
158.	Steven Given
159.	Thomas Nichols
5-38	CLARENDON NATIONAL INSURANCE COMPANY
Nominees:
160.	Joseph Follis
161.	Steven Given
162.	Thomas Nichols
163.	Robert Redpath
164.	Michael Sheehan
165.	Kathleen Barker
5-39	CLIC HOLDINGS, INC.
Nominees:
166.	Cheryl D. Davis
167.	Steven Given
168.	Thomas Nichols
5-40	COMOX HOLDINGS LTD.
Nominees:
169.	Ludovic de Belleval
170.	Richard J. Harris
171.	Adrian C. Kimberley
172.	David Rocke
173.	Yoshinori Yokoo

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-41	CONSTELLATION REINSURANCE COMPANY
	Nominees:	For	Against	Abstain
174.	Robert Redpath
175.	Thomas J. Balkan
176.	Joseph Follis
177.	Andrea Giannetta
178.	Mark A. Kern
179.	Raymond Rizzi
180.	Teresa Reali
181.	James Grajewski
182.	Jay Banskota
183.	Richard C. Ryan
184.	Thomas Nichols
185.	Steven Given
186.	Kathleen Barker
5-42	THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED
Nominees:
187.	Alan Turner
188.	C. Paul Thomas
189.	Steve Western
190.	Theo Wilkes
5-43	COURTENAY HOLDINGS LTD.
Nominees:
191.	Richard J. Harris
192.	David Rocke
193.	Adrian C. Kimberley
5-44	CRANMORE (UK) LIMITED
Nominees:
194.	Phillip Cooper
195.	David Ellis
196.	Shaun Holden
197.	C. Paul Thomas
198.	Steven Norrington
199.	Alan Turner
200.	Mark Wood
5-45	CRANMORE (AUSTRALIA) PTY LIMITED
Nominees:
201.	Sandra O’Sullivan
202.	Nicholas Hall
203.	Steven Norrington

5-46	CRANMORE (ASIA) LIMITED
	Nominees:	For	Against	Abstain
204.	David Rocke
205.	Adrian C. Kimberley
206.	Duncan M. Scott
207.	Elizabeth DaSilva
5-47	CRANMORE ASIA (PTE) LIMITED
Nominees:
208.	Ian Belcher
209.	Goh Mei Xuan Michelle
210.	Steven Norrington
211.	Sandra O’Sullivan
5-48	CRANMORE (BERMUDA) LIMITED
Nominees:
212.	Adrian C. Kimberley
213.	Duncan M. Scott
214.	David Rocke
215.	Elizabeth DaSilva
5-49	CRANMORE (US) INC.
Nominees:
216.	Cheryl D. Davis
217.	Steven Given
218.	Thomas Nichols
219.	Steven Norrington
5-50	CUMBERLAND HOLDINGS LTD.
Nominees:
220.	Adrian C. Kimberley
221.	Richard J. Harris
222.	Paul J. O’Shea
223.	David Rocke
5-51	DLCM NO. 1 LIMITED
Nominees:
224.	C. Paul Thomas
225.	Alan Turner
226.	Theo Wilkes
5-52	DLCM NO. 2 LIMITED
Nominees:
227.	C. Paul Thomas
228.	Alan Turner
229.	Theo Wilkes
5-53	DLCM NO. 3 LIMITED
Nominees:
230.	C. Paul Thomas
231.	Alan Turner
232.	Theo Wilkes

5-54	EASTSHORE HOLDINGS LTD.
	Nominees:	For	Against	Abstain
233.	Elizabeth DaSilva
234.	Richard J. Harris
235.	Adrian C. Kimberley
236.	Duncan M. Scott
237.	David Rocke
5-55	ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED
Nominees:
238.	Paul J. O’Shea
239.	Adrian C. Kimberley
240.	David Rocke
241.	Richard J. Harris
242.	Orla Gregory
243.	Duncan M. Scott
5-56	ENSTAR (EU) FINANCE LIMITED
Nominees:
244.	C. Paul Thomas
245.	Alan Turner
246.	Theo Wilkes
247.	Shaun Holden
5-57	ENSTAR (EU) HOLDINGS LIMITED
Nominees:
248.	David Hackett
249.	C. Paul Thomas
250.	Alan Turner
251.	Shaun Holden
5-58	ENSTAR (EU) LIMITED
Nominees:
252.	David Atkins
253.	David Grisley
254.	David Hackett
255.	Michael Lynagh
256.	Derek Reid
257.	C. Paul Thomas
258.	Alan Turner
259.	Shaun Holden
5-59	ENSTAR ACQUISITIONS LIMITED
Nominees:
260.	C. Paul Thomas
261.	Alan Turner
262.	Theo Wilkes

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-60	ENSTAR AUSTRALIA HOLDINGS PTY LTD.
	Nominees:	For	Against	Abstain
263.	Gary Potts
264.	Jann Skinner
265.	Bruce Bollom
266.	Richard J. Harris
267.	Nicholas A. Packer
5-61	ENSTAR AUSTRALIA LIMITED
Nominees:
268.	Nicholas A. Packer
269.	Nicholas Hall
270.	Sandra O’Sullivan
5-62	ENSTAR BROKERS LIMITED
Nominees:
271.	Richard J. Harris
272.	Elizabeth DaSilva
273.	Adrian C. Kimberley
274.	David Rocke
275.	Paul J. O’Shea
5-63	ENSTAR FINANCIAL SERVICES INC.
Nominees:
276.	Cheryl D. Davis
277.	Thomas Nichols
5-64	ENSTAR FINANCING LIMITED
Nominees:
278.	Elizabeth DaSilva
279.	Adrian C. Kimberley
280.	Richard J. Harris
281.	Duncan M. Scott
5-65	ENSTAR GROUP OPERATIONS INC.
Nominees:
282.	Cheryl D. Davis
283.	Thomas Nichols
5-66	ENSTAR HOLDINGS (US) INC.
Nominees:
284.	Cheryl D. Davis
285.	Steven Given
286.	Robert V. Deutsch
287.	Thomas Nichols

5-67	ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED
	Nominees:	For	Against	Abstain
288.	Nicholas A. Packer
289.	Orla Gregory
290.	Richard J. Harris
291.	Kieran Hayes
5-68	ENSTAR INVESTMENT MANAGEMENT LTD.
Nominees:
292.	Richard J. Harris
293.	Adrian C. Kimberley
294.	Roger Thompson
295.	Lothar Crofton
5-69	ENSTAR INVESTMENTS INC.
Nominees:
296.	Cheryl D. Davis
297.	Steven Given
298.	Thomas Nichols
5-70	ENSTAR LIMITED
Nominees:
299.	Paul J. O’Shea
300.	Richard J. Harris
301.	Adrian C. Kimberley
302.	David Rocke
303.	Elizabeth DaSilva
5-71	ENSTAR NEW YORK, INC.
Nominees:
304.	Cheryl D. Davis
305.	Steven Given
306.	Thomas Nichols
5-72	ENSTAR (US) INC.
Nominees:
307.	Robert Redpath
308.	Paul Brockman
309.	Cheryl D. Davis
310.	Steven Given
311.	Thomas Nichols
5-73	ENSTAR LIFE (US), INC.
Nominees:
312.	Richard J. Harris
313.	Kieran Hayes
314.	John Moran
315.	Gareth Nokes

5-74	ENSTAR USA INC.
	Nominees:	For	Against	Abstain
316.	Thomas Nichols
317.	Cheryl D. Davis
5-75	FIELDMILL INSURANCE COMPANY LIMITED
Nominees:
318.	Steve Western
319.	C. Paul Thomas
320.	Alan Turner
321.	Theo Wilkes
5-76	FITZWILLIAM INSURANCE LIMITED
Nominees:
322.	Paul J. O’Shea
323.	Richard J. Harris
324.	Adrian C. Kimberley
325.	David Rocke
326.	Nicholas A. Packer
5-77	FLATTS LIMITED
Nominees:
327.	C. Paul Thomas
328.	Alan Turner
329.	Theo Wilkes
5-78	GORDIAN RUNOFF LIMITED
Nominees:
330.	Gary Potts
331.	Jann Skinner
332.	Bruce Bollom
333.	Richard J. Harris
334.	Nicholas A. Packer
5-79	GOSHAWK DEDICATED LIMITED
Nominees:
335.	C. Paul Thomas
336.	Alan Turner
337.	Theo Wilkes
5-80	GOSHAWK HOLDINGS (BERMUDA) LIMITED
Nominees:
338.	Adrian C. Kimberley
339.	Orla Gregory
340.	David Rocke
341.	Richard J. Harris

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-81	GOSHAWK INSURANCE HOLDINGS LIMITED
Nominees:
	For	Against	Abstain
342.	C. Paul Thomas
343.	Alan Turner
344.	Theo Wilkes
5-82	HARPER HOLDINGS SARL
Nominees:
345.	Nicholas A. Packer
346.	John Cassin
5-83	HARPER INSURANCE LIMITED
Nominees:
347.	Michael H.P. Handler
348.	Stefan Wehrenberg
349.	Dr. Florian von Meiss
350.	Richard J. Harris
351.	Andreas K. Iselin
352.	Nicholas A. Packer
5-84	HARRINGTON SOUND LIMITED
Nominees:
353.	Richard J. Harris
354.	Nicholas A. Packer
355.	Nicholas Hall
356.	Sandra O’Sullivan
5-85	HILLCOT HOLDINGS LTD.
Nominees:
357.	Paul J. O’Shea
358.	Adrian C. Kimberley
359.	Richard J. Harris
5-86	HILLCOT RE LIMITED
Nominees:
360.	Steve Western
361.	C. Paul Thomas
362.	Alan Turner
363.	Theo Wilkes
5-87	HILLCOT UNDERWRITING MANAGEMENT LIMITED
Nominees:
364.	C. Paul Thomas
365.	Alan Turner

366.	Theo Wilkes

5-88	HOVE HOLDINGS LIMITED
Nominees:
	For	Against	Abstain
367.	Richard J. Harris
368.	Adrian C. Kimberley
369.	David Rocke
370.	Elizabeth DaSilva
5-89	HUDSON REINSURANCE COMPANY LIMITED
Nominees:
371.	Paul J. O’Shea
372.	Richard J. Harris
373.	Adrian C. Kimberley
374.	David Rocke
375.	Duncan M. Scott
5-90	INTER-OCEAN HOLDINGS LTD.
Nominees:
376.	Adrian C. Kimberley
377.	Duncan M. Scott
378.	Richard J. Harris
379.	Orla Gregory
5-91	INTER-OCEAN REINSURANCE COMPANY LTD.
Nominees:
380.	Adrian C. Kimberley
381.	Duncan M. Scott
382.	Richard J. Harris
383.	Paul J. O’Shea
384.	Orla Gregory
5-92	INTER-OCEAN REINSURANCE (IRELAND) LTD.
Nominees:
385.	Richard J. Harris
386.	Orla Gregory
387.	Kevin O’Connor
5-93	KENMARE HOLDINGS LTD.
Nominees:
388.	Richard J. Harris
389.	Paul J. O’Shea
390.	Adrian C. Kimberley
391.	Dominic F. Silvester
392.	David Rocke
393.	Nicholas A. Packer

5-94	KINSALE BROKERS LIMITED
	Nominees:	For	Against	Abstain
394.	C. Paul Thomas
395.	Alan Turner
396.	Shaun Holden
397.	Kenny McManus
5-95	KNAPTON HOLDINGS LIMITED
Nominees:
398.	C. Paul Thomas
399.	Alan Turner
400.	Theo Wilkes
5-96	KNAPTON INSURANCE LIMITED
Nominees:
401.	Jeremy Riley
402.	C. Paul Thomas
403.	Alan Turner
404.	Brian J. Walker
405.	Theo Wilkes
5-97	LAGUNA LIFE HOLDINGS LTD.
Nominees:
406.	Richard J. Harris
407.	Adrian C. Kimberley
408.	Paul J. O’Shea
409.	David Rocke
5-98	LAGUNA LIFE HOLDINGS SARL
Nominees:
410.	Nicholas A. Packer
411.	John Cassin
5-99	LAGUNA LIFE LIMITED
Nominees:
412.	Orla Gregory
413.	Paul J. O’Shea
414.	Kieran Hayes
415.	David Allen
416.	Alastair Nicoll
5-100	LONGMYND INSURANCE COMPANY LIMITED
Nominees:
417.	Steve Western

418.	C. Paul Thomas
419.	Alan Turner
420.	Theo Wilkes

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-101	MARLON INSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
421.	C. Paul Thomas
422.	Alan Turner
423.	Steve Western
424.	Theo Wilkes
5-102	MERCANTILE INDEMNITY COMPANY LIMITED
Nominees:
425.	C. Paul Thomas
426.	Alan Turner
427.	Brian J. Walker
428.	Theo Wilkes
5-103	NORDIC RUN-OFF LIMITED
Nominees:
429.	C. Paul Thomas
430.	Alan Turner
431.	Theo Wilkes
5-104	NEW CASTLE REINSURANCE COMPANY LTD.
Nominees:
432.	Richard J. Harris
433.	Adrian C. Kimberley
434.	Paul J. O’Shea
435.	David Rocke
5-105	NORTHSHORE HOLDINGS LIMITED
Nominees:
436.	Richard J. Harris
437.	Paul J. O’Shea
438.	Nicholas A. Packer
439.	Darran Baird
440.	James Carey
5-106	OCEANIA HOLDINGS LTD.
Nominees:
441.	Richard J. Harris
442.	Adrian C. Kimberley
443.	David Rocke
5-107	OVERSEAS REINSURANCE CORPORATION LIMITED
Nominees:
444.	Adrian C. Kimberley
445.	Paul J. O’Shea
446.	Richard J. Harris
447.	David Rocke

5-108	PAVONIA HOLDINGS (US), INC.
	Nominees:	For	Against	Abstain
448.	Kieran Hayes
449.	Robert Redpath
450.	Orla Gregory
451.	Richard J. Harris
452.	John Moran
5-109	PAVONIA LIFE INSURANCE COMPANY OF DELAWARE
Nominees:
453.	Kieran Hayes
454.	Robert Redpath
455.	Orla Gregory
456.	Richard J. Harris
457.	John Moran
5-110	PAVONIA LIFE INSURANCE COMPANY OF ARIZONA
Nominees:
458.	Kieran Hayes
459.	Robert Redpath
460.	Orla Gregory
461.	Richard J. Harris
462.	John Moran
5-111	PAVONIA LIFE INSURANCE COMPANY OF MICHIGAN
Nominees:
463.	Kieran Hayes
464.	Robert Redpath
465.	Orla Gregory
466.	Richard J. Harris
467.	John Moran
468.	Francis Ortiz
5-112	PAVONIA LIFE INSURANCE COMPANY OF NEW YORK
Nominees:
469.	Kieran Hayes
470.	Robert Redpath
471.	Orla Gregory
472.	Richard J. Harris
473.	John Moran
474.	William Latza
475.	Philip Toohey
476.	Daniel O’Brien
5-113	PALADIN MANAGED CARE SERVICES, INC.
Nominees:
477.	Thomas Nichols
478.	Steven Given
479.	Steven Norrington

5-114	POINTSURE INSURANCE SERVICES, INC.
	Nominees:	For	Against	Abstain
480.	Thomas Nichols
481.	Steven Given
482.	Steven Norrington
5-115	PAGET HOLDINGS GMBH LIMITED
Nominees:
483.	David Rocke
484.	Elizabeth DaSilva
485.	Duncan M. Scott
486.	Adrian C. Kimberley
5-116	PROVIDENCE WASHINGTON INSURANCE COMPANY
Nominees:
487.	Joseph Follis
488.	Donald Woellner
489.	Steven Given
490.	Thomas Nichols
491.	Robert Redpath
5-117	PWAC HOLDINGS INC.
Nominees:
492.	Cheryl D. Davis
493.	Steven Given
494.	Thomas Nichols
5-118	PW ACQUISITION CO.
Nominees:
495.	Donald Woellner
496.	Steven Given
497.	Thomas Nichols
5-119	REGIS AGENCIES LIMITED
Nominees:
498.	C. Paul Thomas
499.	Alan Turner
500.	Theo Wilkes
5-120	REVIR LIMITED
Nominees:
501.	Richard J. Harris
502.	Elizabeth DaSilva
503.	Adrian C. Kimberley
504.	David Rocke

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-121	RIVER THAMES INSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
505.	Max Lewis
506.	Steve Western
507.	C. Paul Thomas
508.	Alan Turner
509.	Theo Wilkes
5-122	ROMBALDS LIMITED
Nominees:
510.	C. Paul Thomas
511.	Alan Turner
512.	Theo Wilkes
5-123	ROSEMONT REINSURANCE LTD.
Nominees:
513.	Paul J. O’Shea
514.	Orla Gregory
515.	Richard J. Harris
516.	Adrian C. Kimberley
517.	David Rocke
5-124	ROYSTON HOLDINGS LTD.
Nominees:
518.	Adrian C. Kimberley
519.	Richard J. Harris
520.	David Rocke
521.	Duncan M. Scott
5-125	ROYSTON RUN-OFF LIMITED
Nominees:
522.	C. Paul Thomas
523.	Alan Turner
524.	Theo Wilkes
5-126	SEATON INSURANCE COMPANY
Nominees:
525.	Joseph Follis
526.	Andrea Giannetta
527.	Steven Given
528.	Thomas Nichols
529.	Teresa Reali
5-127	SGL NO. 1 LIMITED
Nominees:
530.	Richard J. Harris
531.	Paul Carruthers
532.	Gareth Nokes

5-128	SGL NO. 3 LIMITED
	Nominee:	For	Against	Abstain
533.	Richard J. Harris
5-129	SEABRIGHT INSURANCE COMPANY
Nominees:
534.	Steven Given
535.	Thomas Nichols
536.	Michael Sheehan
537.	Robert Redpath
538.	David Calandro
539.	John A. Dore
540.	Nicholas Godellas
541.	Richard Seelinger
542.	Ian Millar
5-130	SEABRIGHT HOLDINGS, INC.
Nominees:
543.	Steven Given
544.	Thomas Nichols
545.	Robert Redpath
5-131	SHELBOURNE GROUP LIMITED
Nominees:
546.	Richard J. Harris
547.	Philip Martin
548.	Paul J. O’Shea
549.	Nicholas A. Packer
550.	Gareth Nokes
5-132	SHELBOURNE SYNDICATE SERVICES LIMITED
Nominees:
551.	Norman Bernard
552.	Paul Carruthers
553.	Andrew Elliot
554.	Ewen Gilmour
555.	Richard J. Harris
556.	Philip Martin
557.	Paul J. O’Shea
558.	Nicholas A. Packer
559.	Darren S. Truman
560.	Gareth Nokes
561.	Dominic Sharp
562.	Gary Griffiths

5-133	SHELLY BAY HOLDINGS LIMITED
	Nominees:	For	Against	Abstain
563.	Nicholas A. Packer
564.	Richard J. Harris
565.	Sandra O’Sullivan
566.	Nicholas Hall
5-134	SIMCOE HOLDINGS LTD.
Nominees:
567.	Richard J. Harris
568.	Adrian C. Kimberley
569.	David Rocke
570.	Elizabeth DaSilva
5-135	SUN GULF HOLDINGS, INC.
Nominees:
571.	Cheryl D. Davis
572.	Steven Given
573.	Thomas Nichols
5-136	SUNDOWN HOLDINGS LIMITED
Nominees:
574.	Adrian C. Kimberley
575.	David Rocke
576.	Richard J. Harris
5-137	UNIONAMERICA ACQUISITION COMPANY LIMITED
Nominees:
577.	C. Paul Thomas
578.	Alan Turner
579.	Theo Wilkes
5-138	UNIONAMERICA HOLDINGS LIMITED
Nominees:
580.	C. Paul Thomas
581.	Alan Turner
582.	Theo Wilkes
5-139	UNIONAMERICA INSURANCE COMPANY LIMITED
Nominees:
583.	Jeremy Riley
584.	C. Paul Thomas
585.	Alan Turner
586.	Paul Carruthers
587.	Theo Wilkes

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 10, 2014

5-140	UNIONE ITALIANA (UK) REINSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
588.	Steve Western
589.	C. Paul Thomas
590.	Alan Turner
591.	Theo Wilkes
5-141	VIRGINIA HOLDINGS LTD.
Nominees:
592.	Richard J. Harris
593.	Adrian C. Kimberley
594.	David Rocke
5-142	VERANDA HOLDINGS LTD.
Nominees:
595.	Richard J. Harris
596.	Paul J. O’Shea
597.	Nicholas A. Packer
598.	Darran Baird
599.	James Carey
5-143	WESTSHORE HOLDINGS LTD.
Nominees:
600.	Elizabeth DaSilva
601.	Richard J. Harris
602.	Duncan M. Scott
603.	Adrian C. Kimberley
604.	David Rocke
5-144	YORK INSURANCE COMPANY
Nominees:
605.	Joseph Follis
606.	Donald Woellner
607.	Steven Given
608.	Thomas Nichols
609.	Robert Redpath
5-145	609 CAPITAL LIMITED
Nominees:
610.	Steven Cook
611.	Richard Harries
612.	James Lee